January 21, 1998


Dear Shareholder:

I am writing to ask you for your vote on important questions that affect your investment in one or more of the Capital Value Funds (the "Funds"). While you are, of course, welcome to join us at the Funds' Special Shareholder Meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card.

As you may be aware, Investors Management Group, which provides investment services to the Funds, has signed a definitive agreement to be acquired by AMCORE Financial, Inc., of Rockford, Illinois. This transaction will not result in any material change to your Funds' advisory services or the high quality shareholder services that you have come to expect over the years.

As required by the Investment Company Act of 1940, the transaction will result in the automatic termination of the agreement under which Investors Management Group ("IMG") provides sub-advisory services to the Funds. This transaction thus requires the approval by the holders of shares of each Fund of a new sub-advisory agreement--which will be substantially identical to the agreement currently in effect.

As part of our continuing effort to maximize the benefits to shareholders of investing in the Funds, the Board of Directors of your Funds has recently reviewed and unanimously endorsed a proposal for the reorganization of the Funds, which they have determined to be in the best interest of the shareholders. This proposal calls for acquisition of Capital Value Fund Equity Portfolio by Vintage Equity Fund, Capital Value Fund Total Return Portfolio by Vintage Balanced Fund and Capital Value Fund Fixed Income Portfolio by Vintage Bond Fund. Each of the Vintage Funds will have similar investment objectives and investment policies as the Fund it will acquire, and will be managed by IMG.

As a result of this transaction, you will become a shareholder of Vintage Equity Fund, Vintage Balanced Fund or Vintage Bond Fund depending on which shares you own. The aggregate net asset value of your shares of the Funds will be equal to the aggregate net asset value of the shares that you will receive as a result of the reorganization. No sales charge will be imposed in the transaction and Fund shareholders will not bear any of the costs associated with the reorganization. Investors Management Group will serve as investment advisor to the Vintage Funds so consistency of portfolio management will be maintained following the transaction, and additional investment management expertise will be gained from AMCORE Financial, Inc.

The Directors of the Funds recommend that the shareholders approve the reorganization. The Directors believe the transaction would benefit the Funds and their shareholders by reorganizing the Funds into a larger family of funds with significantly greater assets and enhancing their capacity to attract and retain investors. In making their determination, the Directors reviewed several factors, including the qualifications and capabilities of the service providers of the Vintage Funds. If, as expected, the distributor of the Vintage Funds is able to distribute Vintage Fund shares successfully, growth in assets would make possible the realization of economies of scale and attendant savings in costs to the Funds and their shareholders. Of course, achievement of these goals cannot be assured.

Detailed information about the proposed transaction and the reasons for it is contained in the enclosed combined Proxy Statement/Prospectus. The enclosed proxy card is, in essence, a ballot. It tells us how to vote on your behalf on important issues relating to your Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy card, we'll vote it according to the Directors' recommendation. We urge you to review carefully the Proxy Statement/Prospectus, fill out your proxy card, and return it to us. A self-addressed, postage-paid envelope has been enclosed for your convenience. It is very important that you vote and that your voting instructions be received no later than February 12, 1998.

NOTE: You may receive more than one proxy package if you hold shares in more than one account in a Fund, or if you hold shares in more than one Fund. You must return ALL proxy cards you receive. We have provided postage-paid return envelopes for each. If you have any questions, please call Investors Management Group at (515) 244-5426 or 1-800-798-1819.

Sincerely,



David W. Miles, President
Capital Value Fund, Inc.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 13, 1998

TO THE SHAREHOLDERS OF CAPITAL VALUE FUND, INC.

You are cordially invited to attend the Special Meeting of Shareholders of Capital Value Fund, Inc., a registered investment company, which will be held at 2203 Grand Avenue, Des Moines, Iowa 50312-5338, on February 13, 1998, at 10:00 a.m., for the following purposes:

1. To consider and vote on a proposed Agreement and Plan of Reorganization (the "Plan") providing for (a) the transfer of all the assets of Capital Value Equity Portfolio, Fixed Income Portfolio and Total Return Portfolio to IMG Mutual Funds, Inc., in exchange for shares of Vintage Equity Fund, Vintage Balanced Fund and Vintage Bond Fund; (b) the assumption by the Vintage Funds of all of the liabilities of the respective Capital Value Funds; and (c) the distribution of the Vintage shares to the shareholders of the Capital Value Funds in complete liquidation of Capital Value Fund, Inc.

2. To consider and vote on a proposed Sub-Advisory Agreement with Investors Management Group ("IMG") to be in effect after the proposed acquisition of IMG by AMCORE Financial, Inc.

3. To act upon such other matters as may properly come before the Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on Wednesday, December 31, 1997, as the record date for determination of shareholders entitled to notice of, and to vote at, the Special Shareholders Meeting. As of the record date, there were 3,642,661.467 shares of Capital Value Fund, Inc. outstanding and eligible to vote at the Special Shareholders Meeting. A list of such shareholders will be maintained at the offices of Investors Management Group at 2203 Grand Avenue, Des Moines, Iowa 50312-5338, during the ten day period preceding the Special Shareholders Meeting. Please read the Proxy Statement/Prospectus carefully before telling us, through your proxy card, how you wish your shares to be voted. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF EACH OF THE PROPOSALS.

WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. No postage is required. Prompt return of your proxy card will be appreciated. Your vote is important no matter how many shares you own.

Des Moines, Iowa                  BY ORDER OF THE BOARDS OF DIRECTORS
January 21, 1998

                                  Ruth Prochaska, Secretary

                           PROXY STATEMENT/PROSPECTUS

                  RELATING TO THE ACQUISITION OF THE ASSETS OF
                            CAPITAL VALUE FUND, INC.
                                2203 GRAND AVENUE
                           DES MOINES, IOWA 50312-5338
                            TELEPHONE 1-800-798-1819

                        BY AND IN EXCHANGE FOR SHARES OF
                               VINTAGE EQUITY FUND
                              VINTAGE BALANCED FUND
                                VINTAGE BOND FUND
                                2203 GRAND AVENUE
                           DES MOINES, IOWA 50312-5338
                            TELEPHONE 1-800-798-1819


This Proxy Statement/Prospectus is being furnished to shareholders of the Capital Value Funds (`CVF") in connection with the solicitation by the Board of Directors of proxies to be used at the Special Meeting of Shareholders of CVF to be held at 2203 Grand Avenue, Des Moines, Iowa 50312-5338 at 10:00 a.m. on February 13, 1998, and any adjournments thereof. CVF is currently a diversified registered open-end investment company. Shareholders of record as of the close of business on December 31, 1997 are entitled to vote at the Special Meeting. It is expected that this Proxy Statement/Prospectus will be mailed to shareholders of CVF on or about January 21, 1998.

This Proxy Statement/Prospectus relates to the proposed reorganization in which all of the assets and liabilities of CVF will be acquired by the Vintage Equity Fund, Vintage Balanced Fund and Vintage Bond Fund, (the "Vintage Funds"), in exchange for shares of Vintage Funds. The shares of Vintage Funds thereby received will then be distributed to shareholders of CVF and CVF will be dissolved. As a result of the proposed reorganization, each shareholder of CVF will receive that number of full and fractional shares of the corresponding series of shares of Vintage Funds having a net asset value equal to the net asset value of such shareholder's shares of CVF held as of the date of the proposed reorganization.

The investment objectives, policies and restrictions of the Vintage Funds are similar to those of the corresponding portfolios of CVF. For a comparison of the investment objectives, policies and restrictions of CVF and Vintage Funds, see "Proposal 1: Agreement and Plan of Reorganization--Investment Objectives, Policies and Restrictions." Investors Management Group ("IMG") serves as the investment advisor for Vintage Funds, as well as sub-advisor to CVF.

This Proxy Statement/Prospectus also relates to the proposal to continue the Sub- Advisory Agreement between IMG and CVF after a change of ownership of IMG. See "Proposal 2: Approval of Sub-Advisory Agreement."

This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about Vintage Funds that a prospective investor should know before investing. This document will give you the information you need to vote on the proposed reorganization and the other matters described herein. Much of the information is required under rules of the Securities and Exchange Commission and some of it is technical in nature. If there is anything you do not understand, please contact us at our toll-free number, 1-800-798-1819. Shareholders should return proxies and any correspondence to Investors Management Group, 2203 Grand Avenue, Des Moines, Iowa 50312-5338.

The following documents have been filed with the Securities and Exchange Commission and are incorporated into this Proxy Statement/Prospectus by reference: (i) a Statement of Additional Information dated the date hereof and relating to this Proxy Statement/Prospectus; (ii) the Prospectuses and Statements of Additional Information of the Vintage Funds, dated August 27, 1997 and January 14, 1998 and the IMG Bond Fund, the predecessor of Vintage Bond Fund, dated August 27, 1997; and (iii) the Prospectus and Statement of Additional Information of CVF, dated July 29, 1997. Copies of the referenced documents are available upon request and without charge by calling 1-800-798-1819.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATOR, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE VINTAGE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

No person has been authorized to give any information or to make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

           This Proxy Statement/Prospectus is dated January 16, 1998.

                                    SYNOPSIS


WHO IS ASKING FOR MY VOTE?

The enclosed proxy is solicited by the Directors of Capital Value Fund, Inc. ("CVF") for use at the Special Meeting of Shareholders of CVF to be held on February 13, 1998 (and if adjourned, at any adjourned meeting) for the purposes stated in the Notice of Special Meeting.


HOW  DO  YOUR  FUND'S  DIRECTORS  RECOMMEND  THAT  SHAREHOLDERS  VOTE  ON  THESE
PROPOSALS?

The Directors recommend that you vote

     1. For the proposed transaction in which assets of CVF would be transferred to the Vintage Funds in exchange for shares of corresponding Vintage Funds with an equal net asset value.

     2. For the new Sub-Advisory Agreement to be effective upon the completion of the proposed acquisition of Investors Management Group ("IMG") by AMCORE Financial, Inc. of Rockford, Illinois.


WHO IS ELIGIBLE TO VOTE?

         Shareholders of record at the close of business on December 31, 1997, are entitled to be present and vote at the meeting or any adjourned meeting. Each of the three CVF portfolios will vote separately on the two proposals, and each proposal must be approved by all three portfolios to be adopted. On December 31, 1997, there were outstanding 1,489,846.510 shares of CVF Equity Portfolio, 1,130,535.817 shares of CVF Total Return Portfolio and 1,022,279.140 shares of CVF Fixed Income Portfolio. The Notice of Special Meeting, combined Proxy Statement/Prospectus and the enclosed form of proxy are being mailed to shareholders of record on or about January 21, 1998.

         Each share is entitled to one vote, with fractional shares voting proportionately. Shares represented by duly executed proxies will be voted in accordance with shareholder's instructions. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the CVF Secretary at the principal offices of CVF, 2203 Grand Avenue, Des Moines, Iowa 50312-5338) or in person at the meeting, by executing a superseding proxy, or by submitting a notice of revocation to CVF. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Directors' recommendations. If any other business is brought before the meeting, your shares will be voted at the Directors' discretion.

WHAT IS BEING PROPOSED?

         First, the Directors of CVF are recommending that shareholders approve the reorganization (the "Reorganization") of all classes of shares of the CVF

Equity Portfolio, CVF Total Return Portfolio and the CVF Fixed Income Portfolio into the Vintage Equity Fund, Vintage Balanced Fund and Vintage Bond Fund, respectively. An Agreement and Plan of Reorganization provides for the transfer of all of the assets and liabilities of CVF to the Vintage Funds, in exchange for shares of the Vintage Funds. The completion of these transactions, followed by the distribution of Vintage Funds shares to CVF shareholders, will result in the combination of the Funds' assets and liabilities, with the shareholders of CVF becoming shareholders of the Vintage Funds, followed by the dissolution of CVF. Upon completion of the Reorganization:

                  Shareholders of CVF will be Shareholders of the Vintage Funds and will own shares of a Vintage Fund which will have similar investment objectives, policies and restrictions and purchase and redemption procedures as the corresponding CVF Portfolio.

                  There should be no federal income tax consequences to former Shareholders of CVF, resulting from the Reorganization.

         Second, the Directors of CVF are recommending that shareholders approve continuation of the Sub-Advisory Agreement with IMG after a change of ownership of IMG. This particular Agreement would only continue until such time as the Reorganization becomes effective, after which an Investment Advisory Agreement between IMG and the Vintage Funds would become effective and Wellmark Capital Value, Inc. would cease to be the investment advisor.


WHY ARE THESE PROPOSALS BEING PRESENTED?

         The proposals described above are part of an overall series of proposed transactions in which:

                  IMG will be acquired by AMCORE Financial, Inc.; and

                  Vintage Funds, CVF and certain other funds advised by IMG will be combined with the existing AMCORE Vintage Funds to form a mutual fund family of 10 funds with aggregate net assets of approximately $910 million.

There  can  be  no  assurance  that  all  aspects  of  the  proposed  series  of transactions will be completed, as several transactions are subject to shareholder votes. However, completion of the Reorganization is subject to completion of the other related transactions. ALL EXPENSES RELATED TO THIS PROXY STATEMENT/PROSPECTUS AND THE REORGANIZATION WILL BE BORNE BY IMG.


                                  RISK FACTORS

         Management of the Vintage Funds believes that an investment in the Vintage Funds does not involve unusual or significant risks compared to an investment in CVF. Both Vintage Equity and CVF Equity, as well as Vintage Balanced and CVF Total Return, are subject to the risks of price fluctuation inherent in equity investments. Vintage Balanced and CVF Total Return, as well as Vintage Bond and CVF Fixed Income, are subject to yield and price fluctuations inherent in the ownership of debt securities. For more detailed information concerning the investment practices, including possible risks, of the Vintage Funds and CVF, see "Proposal 1: Agreement and Plan of Reorganization--Investment Objectives, Policies and Practices," the Vintage Funds Prospectus dated January 14, 1998 and the CVF Prospectus dated July 29, 1997.


PROPOSAL 1: AGREEMENT AND PLAN OF REORGANIZATION

GENERAL INFORMATION

         The Board of Directors of CVF unanimously approved the proposed Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of CVF by the Vintage Funds in exchange for shares of the Vintage Funds and the assumption by the Vintage Funds of the liabilities of CVF (the "Reorganization"). The proposed transaction would occur on or about February 18, 1998 (the "Closing Date"). The value of the acquired assets of CVF will be determined as of 3:00 p.m. Central Time on the business day immediately prior to the Closing Date. The aggregate net asset value of the shares of Vintage Equity Fund, Vintage Balanced Fund and Vintage Bond Fund issued in exchange, will equal the aggregate net asset value of the shares of CVF Equity Portfolio ("CVF Equity"), CVF Total Return Portfolio ("CVF Total Return") and CVF Fixed Income Portfolio ("CVF Fixed Income") (collectively, the "CVF Portfolios"), respectively, then outstanding. In connection with the proposed Reorganization, shares of the Vintage Funds will be distributed to shareholders of CVF, and CVF will be dissolved. As a result of the proposed Reorganization, each shareholder of CVF will cease to be a shareholder of CVF and will receive that number of full and fractional shares of Vintage Equity, Vintage Balanced and Vintage Bond, respectively, and having a net asset value equal to the net asset value of, such shareholder's corresponding shares of CVF. The foregoing is only a summary and is qualified in its entirety by reference to the Plan, a copy of which is Exhibit A hereto.

         If the Reorganization becomes effective, Wellmark Capital Value, Inc., the present investment advisor to CVF, will not be an investment advisor to the Vintage Funds. IMG will provide investment advisory services to the Vintage Funds through an Investment Advisory Agreement.

         Because all shares of CVF and the Vintage Funds are in uncertificated book-entry form, the exchange of shares will take place automatically on the Exchange Date. It will not be necessary for shareholders to submit transmittal forms or other documents.

SHAREHOLDER SERVICES AND PRIVILEGES

         Former shareholders of CVF will enjoy all the same services and privileges as other shareholders of Vintage Funds, including the opportunity to exchange into portfolios with a wide variety of investment objectives and policies. Purchase and redemption procedures for Vintage Funds are substantially identical to those of CVF.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

         Vintage Equity, Vintage Balanced and Vintage Bond, respectively, have similar investment objectives, policies and restrictions as CVF Equity, CVF Total Return and CVF Fixed Income. Thus, the risks of investing in Vintage Funds should also be substantially similar. All of the principal differences between the Vintage Funds and the CVF Portfolios are set forth below:

         CVF EQUITY AND VINTAGE EQUITY. The investment objectives of CVF Equity and Vintage Equity are very similar. The investment objective of CVF Equity is "to seek capital appreciation in a manner consistent with the preservation of capital." The investment objective of Vintage Equity is "long-term capital appreciation." While CVF Equity has an objective of preserving capital, thereby indicating a conservative investment approach, IMG believes this will not result in a material change in investment strategy as CVF Equity has not been, and Vintage Equity will not be, managed aggressively.

         Both funds invest primarily in equity securities, including foreign securities. Under normal market conditions, CVF Equity invests at least 65% of its assets in equity securities. Under normal market conditions, Vintage Equity invests at least 75% of its assets in equity securities. Both funds may also use call options on equity securities, and futures contracts and related options for bona fide hedging purposes to manage risk, engage in when-issued and delayed-delivery transactions, and lend portfolio securities.

         Vintage Equity does employ a somewhat different portfolio management style than CVF Equity. Vintage Equity invests primarily in equity securities of mainly large capitalization companies with strong earnings potential and will strive for high over-all return while minimizing risk through the selection of a majority of quality dividend paying equity securities. CVF Equity invests primarily in equity securities but without a specific intent to purchase large capitalization companies. CVF Equity also emphasizes identifying companies that exhibit strong or improving business fundamentals and below-average relative valuations. An emphasis on strong earnings potential by Vintage Equity can be expected to lead to different security selections over time than CVF Equity's emphasis on below-average valuations.

         The investment restrictions of Vintage Equity are substantially similar to the investment restrictions of CVF Equity, with the exception that Vintage Equity has no explicit limit on the proportion of net assets which may be invested in futures contracts or related options. In practice, however, neither fund has used futures contracts or options and Vintage Equity does not intend to at the present time.

         CVF TOTAL RETURN AND VINTAGE BALANCED. The investment objectives of CVF Total Return and Vintage Balanced are very similar. The investment objective of CVF Total Return is "a high total return from capital appreciation and current income, consistent with the preservation of capital." The investment objective of Vintage Balanced is "long-term growth of capital and income."

         Both funds invest in a diversified portfolio of equity securities and fixed income securities, with the investment manager allocating holdings to best take advantage of various market conditions. Under normal market conditions, CVF Total Return invests 35% to 65% of its assets in equity securities and 35% to

65% in fixed income securities. Under normal market conditions, Vintage Balanced invests at least 25% of its assets in fixed income securities and the remainder in equity securities. With respect to fixed income securities, CVF Total Return invests primarily in fixed income securities rated at least "A" or better, or similar quality if not rated but will also invest in fixed income securities with a quality of "BB." Vintage Balanced invests in fixed income securities rated at least "BB" or better, or of similar quality if not rated. Both funds may also use call options on equity securities and futures contracts and related options for bona fide hedging purposes to manage risk, engage in when-issued and delayed-delivery transactions, and lend portfolio securities.

         Vintage Balanced does employ a somewhat different equity management style than CVF Total Return. Vintage Balanced invests primarily in equity securities of mainly large capitalization companies with strong earnings potential and will strive for high over-all return while minimizing risk through the selection of a majority of quality dividend paying equity securities. CVF Total Return invests primarily in equity securities but without a specific intent to purchase large capitalization companies. CVF Total Return also emphasizes identifying companies that exhibit strong or improving business fundamentals and below-average relative valuations. An emphasis on strong earnings potential by Vintage Balanced can be expected to lead to different security selections over time than CVF Total Return's emphasis on below-average valuations.

         The investment restrictions of Vintage Balanced are substantially similar to the investment restrictions of CVF Total Return, with the exception that Vintage Balanced has no explicit limit on the proportion of net assets which may be invested in futures contracts or related options. In practice, however, neither fund has used futures contracts or options.

         CVF FIXED INCOME AND VINTAGE BOND. The investment objectives of CVF Fixed Income and Vintage Bond are very similar. The investment objective of CVF Fixed Income is "to provide as high a level of income as is consistent with preservation of capital and prudent investment risk." The investment objective of Vintage Bond is "to seek total return consistent with the production of current income and the preservation of capital."

         Both funds invest in a diversified portfolio of fixed income securities. Under normal market conditions, CVF Fixed Income invests at least 65% of its assets in fixed income securities rated at least "A" or better, or of similar quality if not rated, but will also invest up to 25% in below-investment grade securities (commonly known as "junk bonds"). CVF Fixed Income's present policy is to limit investments to fixed income securities rated at least "BB" or better, or of similar quality if not rated. Vintage Bond's policies are identical. Both funds may also use futures contracts and related options for bona fide hedging purposes to manage risk, engage in when-issued and delayed-delivery transactions, and lend portfolio securities.

         Because both funds have similar investment objectives and policies and are managed by IMG, they employ the same fixed income management style. The investment restrictions of Vintage Bond are substantially similar to the investment restrictions of CVF Fixed Income.

         For a detailed description of the investment objectives, policies and restrictions of the Vintage Funds and the CVF Funds, see the Vintage Funds Prospectus dated January 14, 1998, and the CVF Prospectus dated July 29, 1997, all of which are delivered herewith. Vintage Bond was formerly known as IMG Bond Fund and is so referred to in the IMG Funds August 27, 1997 Prospectus.

BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION

         For the reasons set forth below, the Board of Directors of CVF, including all of the Directors who are not "interested persons" as defined by the Investment Company Act of 1940 (the "Disinterested Directors"), have unanimously concluded that the Reorganization will be in the best interests of the shareholders of CVF, and that the interests of the existing shareholders of CVF will not be diluted as a result of the transactions contemplated by the Plan. The Board of Directors therefore has submitted the Plan for approval by the shareholders at the Special Meeting of Shareholders to be held on February 13, 1998. Approval of the Plan requires the vote of a majority of the outstanding voting securities of each CVF Portfolio.

         The Directors of CVF have approved the Plan because they believe it will benefit shareholders through the expected greater ability of Vintage Funds to attract and retain investors. In determining whether to recommend the approval of the proposed Reorganization to the shareholders, the Directors considered a number of factors, including, but not limited to: (i) the fact that IMG will continue to manage the investments of Vintage Funds and will have access to additional investment personnel when IMG is acquired by AMCORE Financial, Inc.; (ii) the capabilities and resources of the other service providers of IMG in the areas of marketing, investment and shareholder services;
(iii) the expenses and advisory fees applicable to CVF before the Reorganization and the estimated expense ratios of Vintage Funds after the Reorganization; (iv) the terms and conditions of the Plan and whether the proposed Reorganization will result in dilution of CVF shareholder interests; (v) the economies of scale realized through the combination of the funds, including the addition of assets from the acquisition by Vintage Funds of seven existing funds (the "AMCORE Funds"); (vi) the costs estimated to be incurred to complete the proposed Reorganization; and (vii) the future growth prospects of Vintage Funds.

         In this regard, the Directors of CVF reviewed information provided by IMG relating to the anticipated impact to the shareholders of CVF as a result of the proposed Reorganization. The Directors noted that while Vintage Equity and Vintage Balanced have no assets or shareholders, and there were not any demonstrated economies, the Directors considered the probability that the elimination of duplicative operations and the increase in the asset levels of Vintage Funds after the proposed Reorganization will result in the following potential benefits for shareholders of CVF, although there can, of course, be no assurances in this regard:

         (1) ACHIEVEMENT OF ECONOMIES OF SCALE AND REDUCED PER SHARE EXPENSES. Combining the net assets of CVF with the assets of Vintage Funds, including the AMCORE Funds, will lead to reduced total operating expenses for shareholders of CVF on a per share basis, by allowing fixed and relatively fixed costs, such as accounting, legal and printing expenses, to be spread over a larger asset base.

         (2) ELIMINATION OF SEPARATE OPERATIONS. Consolidating CVF and Vintage Funds will eliminate the duplication of services and expenses that currently exists as a result of their separate operations and will promote more efficient operations on a more cost-effective basis.

         The Directors of CVF also considered the distribution capabilities of BISYS Fund Services, Inc., which will become the Distributor of the shares of Vintage Funds. If BISYS Fund Services, Inc. is able to distribute Vintage Funds shares successfully, growth in assets will make possible the realization of economies of scale and attendant savings in costs to Vintage Funds and their shareholders. Of course, achievement of these goals cannot be assured.

         The Board of Directors of CVF also considered certain possible disadvantages of the proposed Reorganization. Shareholders of CVF Equity and CVF Total Return holding Initial Shares should lower their current operating expenses but will give up the opportunity to convert to Select Shares which have even lower operating expenses. Holders of CVF Equity and CVF Total Return Select Shares will experience an increase in operating expenses. Vintage Funds has instituted a Distribution Plan for the Vintage Funds which allows for the payment of a Rule 12b-1 fee of up to 0.25%, and, as to Vintage Bond, a Shareholder Services Plan which allows for the payment of an additional fee of up to 0.25%. None of such fees will be charged initially, and shareholders will be given 30 days' advance notice of the institution of any such fee, but shareholders will not have the right to approve such fees.

         Prior to approving the Plan, the Directors of CVF were advised by Wellmark Capital Value, Inc. that it will receive a fee of $75,000 from IMG for assisting in various transactions and activities relative to consummation of the Reorganization, such as transferring assets and shareholder records, filing final tax returns and preparing other documents related to the dissolution of CVF. IMG advised the Directors of CVF that it believes payment of such a fee is a common practice and that the amount of the fee is reasonable under the circumstances.

EXPENSE SUMMARY

         The purpose of the following tables is to inform investors of the various costs and expenses they will bear, directly or indirectly, as shareholders of Vintage Funds and to compare those costs and expenses with the costs and expenses borne by shareholders of CVF during the past fiscal year. PRESENT HOLDERS OF BOTH INITIAL AND SELECT SHARES OF CVF EQUITY WILL RECEIVE T SHARES OF VINTAGE EQUITY IN THE REORGANIZATION. PRESENT HOLDERS OF BOTH INITIAL AND SELECT SHARES OF CVF TOTAL RETURN AND CVF FIXED INCOME WILL RECEIVE ONLY THE SINGLE CLASS OF SHARES CURRENTLY OFFERED FOR VINTAGE BALANCED AND VINTAGE BOND, RESPECTIVELY.

CVF EQUITY AND VINTAGE EQUITY

SHAREHOLDER TRANSACTION EXPENSES

                                                     CVF      CVF      VINTAGE
                                                     EQUITY   EQUITY   EQUITY
                                                     INITIAL  SELECT   T SHARES
                                                     -------  ------   --------

Maximum Sales Charge Imposed on Purchases            None     None     None
Maximum Sales Charge on Reinvested Dividends         None     None     None
Exchange Fee                                         None     None     None
Redemption Fee                                       None     None     None
Maximum Contingent Deferred Sales Charge(CDSC)       4.0%     None     None
 (As a percent of original purchase price)

ESTIMATED ANNUAL OPERATING EXPENSES (as a percentage of average net assets)

                                                     CVF      CVF      VINTAGE
                                                     EQUITY   EQUITY   EQUITY
                                                     INITIAL  SELECT   T SHARES
                                                     -------  ------   --------

Management Fees                                      0.53%    0.53%    0.75%
12b-1 Fees1                                          0.50%    0.00%    0.00%
Other Expenses
   Shareholder Servicing Fees2                       0.25%    0.25%    0.00%
   Other Expenses                                    0.30%    0.30%    0.39%
Total Other Expenses                                 0.55%    0.55%    0.39%
                                                     -----    -----    -----
Total Fund Operating Expenses after Waivers3         1.58%    1.08%    1.14%


1Pursuant to the Vintage Funds' Rule 12b-1 Plan, the maximum 12b-1 Distribution Fees for Vintage Equity is 0.25%. Currently, however, it is intended that no such amounts will be paid under the Plan by any of the Vintage Funds. Shareholders will be given at least 30 days' notice prior to the payment of any fees under the Plans.

2Pursuant to the Vintage Funds' Shareholder Servicing Plans, the maximum Shareholder Servicing Fee is 0.25%. Currently, however, it is intended that no such amounts will be paid under the Plans by any of the Vintage Funds, except as to Vintage Equity S Shares, which will not be issued in the Reorganization. Shareholders will be given at least 30 days' notice prior to the payment of any fees under the Plans.

3Absent the reduction of distribution fees and services fees, "Total Operating Expenses" as a percentage of average daily net assets would be 1.64% for Vintage Equity T Shares and S Shares. No fee waivers have been in effect for CVF.

         The table reflects the current fees and an estimate of other expenses. From time to time, the Advisor and/or Distributor may voluntarily waive the Management Fees, the 12b-1 Distribution Fees and/or Shareholder Servicing Fees and/or absorb certain expenses for a Fund. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers. Wire transfers may be used to transfer federal funds directly to/from the Funds' custodian bank.

EXAMPLE

         You would pay the following expenses on a $1,000 investment in each Fund, assuming (1) a (hypothetical) five percent annual return and (2) redemption at the end of each time period). Only CVF Equity Initial Shares incur a CDSC at redemption which declines to zero after six years.

                               1 Year     3 Years     5 Years     10 Years

CVF Equity Initial Shares        $56        $84         $114        $174
CVF Equity Select Shares         $11        $34         $ 60        $132
Vintage Equity T Shares          $12        $36         $ 63        $139

An investor would pay the following expenses on the same $1,000 investment assuming no redemption at the end of each period.

                               1 Year     3 Years     5 Years     10 Years1
CVF Equity Initial Shares        $16        $50         $86         $174
CVF Equity Select Shares         $11        $34         $60         $132
Vintage Equity T Shares          $12        $36         $63         $139

2Eight years after purchase, Initial Shares will be automatically converted into Select Shares. This example assumes conversion of Initial Shares at the end of year eight. As a result, years nine and ten reflect Select Share expenses. The conversion will constitute a tax-free exchange for federal income tax purposes.

         THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES OR RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN. The above Example is based on the expense information in the previous Expense Summary. The Expense Summary and Examples do not reflect any charges that may be imposed by financial institutions on their customers.

CVF TOTAL RETURN AND VINTAGE BALANCED; CVF FIXED INCOME AND VINTAGE BOND

SHAREHOLDER TRANSACTION EXPENSES

                                                     CVF TOTAL RETURN  VINTAGE   CVF FIXED INCOME  VINTAGE
                                                     INITIAL  SELECT   BALANCED   INITIAL SELECT    BOND
                                                     _____________________________________________________
Maximum Sales Charge Imposed on Purchases             None     None      None      None    None     None
Maximum Sales Charge on Reinvested Dividends          None     None      None      None    None     None
Exchange Fee                                          None     None      None      None    None     None
Redemption Fee                                        None     None      None      None    None     None
Maximum Contingent Deferred Sales Charge(CDSC)        4.0%     None      None      4.0%    None     None
 (As a percent of original purchase price)


ESTIMATED ANNUAL OPERATING EXPENSES (as a percentage of average net assets)

                                                     CVF TOTAL RETURN  VINTAGE   CVF FIXED INCOME  VINTAGE
                                                     INITIAL  SELECT   BALANCED   INITIAL SELECT    BOND
                                                     _____________________________________________________
Management Fees                                       0.53%    0.53%     0.75%     0.53%   0.53%    0.55%
12b-1 Distribution Fees1                              0.50%    0.00%     0.00%     0.50%   0.00%    0.00%
Shareholder Servicing Fees2                           0.25%    0.25%     0.00%     0.25%   0.25%    0.00%
Other Expenses                                        0.30%    0.30%     0.61%     0.25%   0.25%    0.42%
                                                      -----    -----     -----     -----   -----    -----
Total Fund Operating Expenses after Waivers3          1.58%    1.08%     1.36%     1.53%   1.03%    0.97%


3Pursuant to the Vintage Funds' Rule 12b-1 Plan, the maximum 12b-1 Distribution Fees for Vintage Balanced and Vintage Bond are 0.25%. Currently, however, it is intended that no such amounts will be paid under the Plan by any of such Funds. Shareholders will be given at least 30 days' notice prior to the payment of any fees under the Plans.

2Pursuant to the Vintage Funds' Shareholder Servicing Plans, the maximum Shareholder Servicing Fee is 0.25%. Currently, however, it is intended that no such amounts will be paid under the Plans by any of such Funds, except as to Vintage Equity S Shares, which will not be issued in the Reorganization. Shareholders will be given at least 30 days' notice prior to the payment of any fees under the Plans.

3Absent the reduction of distribution fees and services fees, "Total Operating Expenses" as a percentage of average daily net assets would be 1.86% for Vintage Balanced and 1.47% for Vintage Bond. No fee waivers have been in effect for CVF.

         The table reflects the current fees and an estimate of other expenses. From time to time, the Advisor and/or Distributor may voluntarily waive the Management Fees, the 12b-1 Distribution Fees and/or Shareholder Servicing Fees and/or absorb certain expenses for a Fund. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers. Wire transfers may be used to transfer federal funds directly to/from the Funds' custodian bank.

EXAMPLE

         You would pay the following expenses on a $1,000 investment in each Fund, assuming (1) a (hypothetical) five percent annual return and (2) redemption at the end of each time period). Only Initial Shares of CVF Total Return and CVF Fixed Income incur a CDSC at redemption which declines to zero after six years.

                                  1 Year     3 Years     5 Years     10 Years

CVF Total Return Initial Shares     $56        $84         $114        $174
CVF Total Return Select Shares      $11        $34         $ 60        $132
Vintage Balanced                    $14        $43         $ 74        $164

CVF Fixed Income Initial Shares     $56        $82         $111        $169
CVF Fixed Income Select Shares      $11        $33         $ 57        $126
Vintage Bond                        $10        $31         $ 54        $119

An investor would pay the following expenses on the same $1,000 investment in CVF Total Return and CVF Fixed Income assuming no redemption at the end of each period.

                                  1 Year     3 Years     5 Years     10 Years1

CVF Total Return Initial Shares     $16        $50         $86          $174
CVF Total Return Select Shares      $11        $34         $60          $132
Vintage Balanced                    $14        $43         $74          $164

CVF Fixed Income Initial Shares     $16        $48         $83          $169
CVF Fixed Income Select Shares      $11        $33         $57          $126
Vintage Bond                        $10        $31         $54          $119

4Eight years after purchase, Initial Shares will be automatically converted into Select Shares. This example assumes conversion of Initial Shares at the end of year eight. As a result, years nine and ten reflect Select Share expenses. The conversion will constitute a tax-free exchange for federal income tax purposes.

         THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES OR RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN. The above Example is based on the expense information in the previous Expense Summary. The Expense Summary and Examples do not reflect any charges that may be imposed by financial institutions or their customers.

FEDERAL INCOME TAX CONSEQUENCES

         It is intended that the Reorganization will be tax-free, that is, that CVF shareholders will not recognize any gain or loss for federal income tax purposes on the exchange of CVF shares for shares of Vintage Funds. Likewise, neither CVF nor Vintage Funds should recognize any gain or loss for federal income tax purposes through the exchange of CVF assets and liabilities for shares of Vintage Funds.

         Consummation of the Reorganization is subject to the condition that Vintage Funds and CVF receive an opinion from Cline, Williams, Wright, Johnson & Oldfather (which opinion has now been received) to the effect that for federal income tax purposes: (i) the transfer of all of the assets and liabilities of CVF (the "Acquired Funds") to Vintage Funds in exchange for shares of Vintage Funds and the distribution to shareholders of the Acquired Funds of the shares of Vintage Funds so received, as described in the Plan, will constitute a reorganization within the meaning of Section 368(a)(1)(C) or Section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) in accordance with Sections 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized by the Acquired Funds as a result of such transactions;
(iii) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Funds or Vintage Funds on the distribution of shares of Vintage Funds to shareholders of the Acquired Funds in exchange for shares of the Acquired Funds; (iv) in accordance with Section 358(a)(1) of the Code, the basis of Vintage Funds shares received by a shareholder of an Acquired Fund will be the same as the basis of the shareholder's shares immediately before the time when the Reorganization becomes effective;; (v) in accordance with Section 362(b) of the Code, the basis to Vintage Funds of the assets of the Acquired Funds received pursuant to such transactions will be the same as the basis of the assets in the hands of the Acquired Funds immediately before such transactions; (vi) in accordance with
Section 1223(1) of the Code, a shareholder's holding period for shares of Vintage Funds will be determined by including the period for which the shareholder held the shares of the Acquired Fund exchanged therefor, provided such shares of the Acquired Fund were held as a capital asset; and (vii) in accordance with Section 1223(2) of the Code, the holding period for Vintage Funds with respect to the assets received in the Reorganization will include the period for which such assets were held by the Acquired Funds.

         No party to the Reorganization has sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences to them, including state and local income tax consequences.

         Both Vintage Funds and CVF have conformed their operations to the requirements of Subchapter M of the Code and, as a result, do not bear any corporate level federal or state income tax.

SHARES AND SHAREHOLDER RIGHTS

         IMG Mutual Funds, Inc. is a Maryland corporation organized on November 16, 1994. The Vintage Funds were created on October 30, 1997, to acquire the assets and continue the business of the AMCORE Vintage Funds and to acquire the three similar CVF Portfolios. Each share of a Vintage Fund represents an equal proportionate interest in it and is entitled to such dividends and distributions out of the income earned on the assets belonging to it as are declared at the discretion of the Directors. CVF is also a Maryland corporation and, accordingly, the characteristics of its shares and rights of its shareholders are substantially similar to Vintage Funds.

         The Charter of Vintage Funds permits it, by resolution of its Board of Directors, to create new series of common stock relating to new investment portfolios or to subdivide existing series of Shares into subseries or classes. Classes could be utilized to create differing expense and fee structures for investors in the same Vintage Fund. Differences could exist, for example, in the sales load, Rule 12b-1 fees or service plan fees applicable to different classes of Shares offered by a particular Vintage Fund. Such an arrangement could enable Vintage Funds to tailor its marketing efforts to a broader segment of the investing public with a goal of attracting additional investments. Reference is made to the Vintage Funds Prospectus dated January 14, 1998, for a detailed description of the classes of shares now offered under the heading "Organization and Shares of the Funds."

         Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Shares of each Vintage Fund will vote together and not by class unless otherwise required by law or permitted by the Board of Directors. All shareholders of each Vintage Fund will vote together as a single class on matters relating to the Fund's investment advisory agreement, investment objective and fundamental policies.

         Shares of Vintage Funds have non-cumulative voting rights and, accordingly, the holders of more than 50 percent of Vintage Funds outstanding shares (irrespective of class) may elect all of the Directors. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion, pursuant to the Charter of Vintage Funds. When issued for payments as described in the Prospectus, shares will be fully paid and nonassessable. All shares are held in uncertificated form and will be evidenced by the appropriate notation on the books of the transfer agent.

         Vintage Funds may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act, just as CVF has operated without regular annual shareholder meetings. Vintage Funds has adopted the appropriate provisions in its Bylaws and may, in its discretion, not hold annual meetings of shareholders for the election of Directors unless otherwise required by the 1940 Act. Vintage Funds has also adopted provisions in its Bylaws for the removal of Directors by the shareholders. Shareholders may receive assistance in communicating with other shareholders as provided in Section 16(c) of the 1940 Act.

         There normally will be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office has been elected by shareholders, at which time the Directors then in office will call a shareholders' meeting for the election of Directors. Shareholders may remove a Director by the affirmative vote of a majority of the outstanding voting shares. In addition, the Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Director or for any other purpose when requested in writing to do so by the shareholders of record of not less than 10 percent of the outstanding voting securities.

         For a detailed description of the characteristics of the shares of CVF and the rights of its shareholders, see "Organization and Shares of the Funds" in the July 29, 1997 CVF Prospectus.

CAPITALIZATION

         The following tables shows the capitalization of the respective Funds and the pro forma capitalization of these Funds when all related reorganization transactions are completed:

(In millions, except net asset value per share)
                                                                       Net Asset
                                            Total Net      Shares        Value
                                             Assets      Outstanding   Per Share

As of November 30, 1997:
CVF Equity                                  $ 17.347         1.262       $13.75
Core Stock (1)                              $ 13.140         1.027       $12.79
AMCORE Equity (1)                           $391.213        18.883       $20.72
Vintage Equity                              $   - 0 -        - 0 -       $ 0.00
     Pro Forma Combined                     $421.700        20.355       $20.72

As of September 30, 1997:
CVF Total Return                            $ 10.923         0.965       $11.31
AMCORE Balanced (1)                         $ 44.746         3.188       $14.04
Vintage Balanced                            $  - 0 -         - 0 -       $ 0.00
     Pro Forma Combined                     $ 55.669         3.966       $14.04

As of October 31, 1997:
CVF Fixed Income                            $  10.016        0.984       $10.18
IMG Bond                                    $   6.374        0.627       $10.17
Vintage Bond                                $   - 0 -        - 0 -       $ 0.00
     Pro Forma Combined                     $  16.390        1.612       $10.17

(1) Fund proposed to be acquired in a related transaction; completion of the Reorganization described herein is contingent upon the acquisition of AMCORE Equity and AMCORE Balanced being completed.

The foregoing tables assume that all relevant reorganization transactions occurred on the respective "as of" dates shown above and that nominal capital was invested in each Vintage Fund immediately prior thereto.

                             IMG MUTUAL FUNDS, INC.

GENERAL. IMG Mutual Funds, Inc. ("IMG Funds") is a Maryland corporation organized in November 1994, and operates as an open-end diversified management investment company. For a general discussion of Vintage Equity, Vintage Balanced and Vintage Bond, see the accompanying Vintage Funds Prospectuses dated January 14, 1998. For the convenience of CVF shareholders, cross-references to such Prospectuses are set forth below.

CERTAIN EXPENSES AND FINANCIAL INFORMATION. No information on per-share income and capital changes is included in the Vintage Equity and Vintage Balanced January 14, 1998 Prospectus because Vintage Equity and Vintage Balanced have not yet commenced substantive operations. Such information is included for Vintage

Bond (formerly IMG Bond Fund) under "Financial Highlights" in the Prospectus for the IMG Bond Fund, the predecessor of Vintage Bond, dated August 27, 1997. For a discussion of the Vintage Funds' expenses, see "Proposal 1: Agreement and Plan of Reorganization--Expense Summary" above and "Expense Summary" in the Vintage Funds Prospectuses.

INVESTMENT OBJECTIVES AND POLICIES. For a discussion of the Vintage Funds' investment objectives and policies, see "Investment Objectives, Policies and Restrictions" in the Vintage Funds Prospectuses.

DIRECTORS AND OFFICERS. Overall responsibility for management of Vintage Funds rests with the Board of Directors who are elected by the shareholders of Vintage Funds. There are currently five Directors, two of whom are "interested persons" of Vintage Funds within the meaning of that term under the 1940 Act. The Directors, in turn, elect the officers of Vintage Funds to supervise actively its day-to-day operations.

         The names of the Directors and officers of Vintage Funds, their addresses, and principal occupations during the past five years are as follows:


*David W. Miles          President, Treasurer and Senior Managing Director,
Director                 Investors Management Group

*Mark A. McClurg         Vice President, Secretary and Senior Managing Director,
President and Director   Investors Management Group

Johnny Danos             President, Danos, Inc., a personal investment company,
Director                 1994-present; Audit Partner, KPMG Peat Marwick,
                         1963-1994

Debra Johnson            Vice President and CFO, Business Publications
Director                 Corporation/Iowa Title Company, a publishing and
                         abstracting service company

Edward J. Stanek         CEO, Iowa Lottery, a government-operated lottery
Director

*Ruth L. Prochaska       Controller/Compliance Officer, Investors Management
Secretary                Group
------------------
         *Denotes "interested persons," as defined in the 1940 Act, of IMG Funds and the Advisor.

INVESTMENT ADVISER AND ADMINISTRATOR. For a discussion of IMG and the services performed by it and its fees, see "Management and Fees" in the Vintage Funds Prospectuses.

DISTRIBUTOR. For a discussion of BISYS Fund Services, Inc.'s activities as the Vintage Funds distributor, the services performed by it and its fees, see "Management and Fees" in the Vintage Funds Prospectuses.

SHARES. For a discussion of voting rights of shares of Vintage Funds, see "Organization and Shares of the Funds" in the Vintage Funds Prospectuses.


REDEMPTION OF SHARES. For a discussion concerning redemption of shares of Vintage Funds, see "Purchasing Shares" and "Redeeming Shares" in the Vintage Funds Prospectuses.

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS. For a discussion of the Vintage Funds' policies with respect to dividends and distributions, see "Distributions and Taxes" in the Vintage Funds Prospectuses.

EXCHANGE PRIVILEGES. For a discussion of a Vintage Fund shareholder's right to exchange shares for shares of another IMG managed fund, see "Purchasing Shares - Exchange Privilege" in the Vintage Funds Prospectuses.

LEGAL PROCEEDINGS. There are no pending material legal proceedings to which Vintage Funds is a party.

SHAREHOLDER INQUIRIES. Shareholder inquiries relating to Vintage Funds or other Vintage Funds may be addressed by writing to IMG, 2203 Grand Avenue, Des Moines, Iowa 50312-5338, or by calling toll free 800-798-1819.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE. Management discussion of fund performance is not included for Vintage Equity and Vintage Balanced, which have not yet commenced operations, but is incorporated by reference as to Vintage Bond from the IMG Funds Statement of Additional Information, dated August 27, 1997, relating to IMG Bond Fund, the predecessor of Vintage Bond.

                            CAPITAL VALUE FUND, INC.

GENERAL. Capital Value Fund, Inc. ("CVF") is also a Maryland corporation which operates as an open-end diversified management investment company. For a general discussion of CVF, see the accompanying CVF Prospectus dated July 29, 1997. For the convenience of shareholders, certain cross-references to such Prospectus are set forth below.

CERTAIN EXPENSES AND FINANCIAL INFORMATION. The CVF Prospectus contains information on per share income and capital changes, under the heading "Financial Highlights." For a discussion of CVF's expenses, see "Proposal 1:
Agreement and Plan of Reorganization--Expense Summary" above and "Expense Summary" in the CVF Prospectus.

INVESTMENT OBJECTIVES AND POLICIES. For a discussion of CVF's investment objectives and policies, see "Investment Objective, Policies and Restrictions" in the CVF Prospectus.

DIRECTORS AND OFFICERS. Overall responsibility for management of CVF rests with its Board of Directors, who are elected by the shareholders. The Directors elect the officers to supervise actively the day-to-day operations.

         The names of the Directors and officers, their addresses, and principal occupations during the past five years are as follows:

William C. Knapp, II       President, AmerUs Properties, Inc.
Director

*Richard C. Anderson       CFO & Treasurer, Wellmark, Inc. d/b/a Wellmark
Director                   Blue Cross and Blue Shield of Iowa

Thomas K. Koehn            President, The Waldinger Corporation
Director

Marvin J. Walter           President, Dayton Road Development
Director                   Corporation/W & G Marketing Company, Inc.

*David W. Miles            Senior Managing Director, Investors Management
President-Director         Group and IMG Financial Services, Inc.

*Carole E. Sours           Director, Employee Benefit Services, Wellmark,
Vice President             Inc., d/b/a Wellmark Blue Cross and Blue Shield
Treasurer                  of Iowa

*Ruth L. Prochaska         Controller/Compliance Officer, Investors
Secretary                  Management Group and IMG Financial Services, Inc.

*An interested person as defined in the Investment Company Act of 1940.

INVESTMENT ADVISOR AND ADMINISTRATOR. For a discussion of IMG and Wellmark Capital Value, Inc., the services performed by them and their fees, see "Management and Fees" in the CVF Prospectus.

DISTRIBUTOR. For a discussion of IMG Financial Services, Inc.'s activities as distributor, see "Management and Fees" in the Acquired Funds Prospectus.

SHARES. For a discussion of the significant attributes of CVF shares, see "Organization and Shares of the Funds" in CVF Prospectus.

REDEMPTION OR REPURCHASE OF SHARES. For a discussion concerning redemption or repurchase of shares of CVF, see "Redeeming Shares" in CVF Prospectus.

DIVIDENDS AND DISTRIBUTIONS. For a discussion of CVF policies with respect to dividends and distributions, see "Distributions and Taxes" in CVF Prospectus.

EXCHANGE PRIVILEGES. For a discussion of a CVF shareholder's right to exchange shares of a CVF Portfolio, see "Shareholder Services" in the CVF Prospectus.

LEGAL PROCEEDINGS. There are no pending material legal proceedings to which CVF is a party.

SHAREHOLDER INQUIRIES. Shareholder inquiries relating to CVF may be addressed by writing to IMG Financial Services, Inc., 2203 Grand Avenue, Des Moines, Iowa 50312-5338, or calling toll-free 800-798-1819.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE. Management's discussion of the performance of CVF is found in the annual report of CVF, which is incorporated by reference into the Statement of Additional Information relating to the July 29, 1997 Prospectus of CVF.

                 PROPOSAL 2: APPROVAL OF SUB-ADVISORY AGREEMENT

         The sole purpose of this Proposal is to permit shareholders of CVF to consider the New Agreement (herein described) to take effect following the consummation of the transactions contemplated by an Agreement and Plan of Reorganization by and among AMCORE Financial, Inc., IMG Acquisition, Inc., Investors Management Group, David W. Miles and Mark A. McClurg, dated September 30, 1997 (the "Acquisition Agreement"). Pursuant to the Acquisition Agreement, Investors Management Group will become a wholly owned subsidiary of AMCORE
Financial Inc. This Proposal will be adopted if approved by the lesser of (a) more than 50% of the outstanding shares of each such Fund or (b) 66 2/3% of the shares of each CVF Fund voting at a meeting at which a majority of such shares are represented in person or by proxy.

THE INVESTMENT ADVISOR AND SUB-ADVISOR

         Wellmark Capital Value, Inc. has served as the investment advisor, and Investors Management Group has served as sub-advisor, to the CVF Funds since they commenced operations. Investors Management Group is a federally registered investment advisor organized in 1982. Since then, its principal business has been providing continuous investment management to pension and profit sharing plans, insurance companies, public agencies, banks, endowments and charitable institutions, mutual funds, individuals and others. As of November 30, 1997, Investors Management Group had approximately $1.6 billion in equity, fixed income and money market assets under management.

         Investors Management Group is also the investment advisor of Vintage Funds, Iowa Schools Joint Investment Trust, Iowa Public Agency Investment Trust, Liquid Assets Fund, Inc., Municipal Assets Fund, Inc., and engages in certain other activities unrelated to investment companies. David W. Miles is President, Treasurer and Director and Mark A. McClurg is Vice President, Secretary and Director of Investors Management Group. Each directly owns 50% of the outstanding Class A voting securities of Investors Management Group and the IMG ESOP owns 100% of the outstanding ESOP voting securities. David W. Miles owns an additional 13% of the total outstanding voting securities beneficially through the ESOP, and Mark A. McClurg beneficially owns an additional 5% of the total outstanding voting securities. Mr. Miles and Mr. McClurg intend to devote substantially all their time to the operation of Investors Management Group. Their address is 2203 Grand Avenue, Des Moines, Iowa 50312-5338.

THE ACQUISITION

         Pursuant to the Acquisition Agreement, Investors Management Group will become a wholly owned subsidiary of AMCORE Financial, Inc. (the "Acquisition"). Investors Management Group will be the surviving organization and will continue to be headquartered in the historic Crawford Mansion located in Des Moines, Iowa. AMCORE Financial, Inc. is a publicly traded northern Illinois financial services holding company with assets exceeding $3.5 billion. AMCORE Financial, Inc. presently owns an investment advisory firm called AMCORE Capital Management, which is primarily known for its equity management. AMCORE Capital

Management is the advisor to the nationally recognized AMCORE Vintage Mutual Funds, a family of seven funds investing in stocks and bonds to meet various investor objectives. AMCORE Capital Management intends to merge operations and to operate as Investors Management Group after the Acquisition.

         Under the terms of the Acquisition Agreement, each of Investors Management Group's ESOP shares will be converted into the right to receive
2.0038 shares of AMCORE Financial, Inc. common stock and each of Investors Management Group's Class A common shares will be converted into (i) the right to receive 0.9808 shares of AMCORE Financial, Inc. common stock and (ii) the contingent right to receive additional AMCORE shares based on certain performance benchmarks in 1998, 1999 and 2000, with the shares issued in 1999, 2000 and 2001. The Acquisition is expected to be consummated on or about
February 1, 1998, and is subject to certain closing conditions, including certain regulatory approvals and the approval of shareholders of Investors Management Group.

         Investors Management Group does not anticipate any reduction in the quality of services now provided to the funds it serves. As a condition of the Acquisition, certain officers of Investors Management Group have agreed to enter into employment agreements with AMCORE Financial, Inc., which are intended to assure that the services of such officers are available to Investors Management Group (and thus to CVF) after the Acquisition.

         As a result of the Acquisition, Mr. Miles will become Chief Operating Officer and Mr. McClurg will become Managing Director for Client Development for AMCORE Investment Group, N.A., a trust subsidiary owned by AMCORE Financial, Inc., in addition to retaining their responsibilities with Investors Management Group. Jay Evans, presently Chief Investment Officer of AMCORE Capital Management, Inc., will assume that role at Investors Management Group.

THE SUB-ADVISORY AGREEMENT

         The Directors of CVF are proposing that shareholders approve a new sub-advisory agreement (the "New Agreement") between the Funds and Investors Management Group to be effective upon consummation of the Acquisition. In anticipation of the Acquisition, a majority of the Directors (including a majority of the "Disinterested Directors") approved the New Agreement on October 28, 1997. The shareholders of CVF are being asked to approve the New Agreement.

         THE CURRENT SUB-ADVISORY AGREEMENT. The existing Sub-advisory Agreement (the "Current Agreement") was last approved by a majority of the Disinterested Directors, voting in person at a meeting called for that purpose on September 24, 1997. The Current Agreement provides that the Sub-Advisor will supply investment research and portfolio management, including adequate personnel to market and supervise continuously the investment programs of the CVF Funds, the administration of the investment programs and the composition of the portfolios.

         The Current Agreement provides that the Sub-advisor shall not be liable for any error of judgment or of law, or for any loss suffered by CVF in connection with any matters to which the Current Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the sub-advisor in the performance of its obligations and duties, or by reason of its reckless disregard of obligations or duties under the Current Agreement. The Current Agreement may be terminated at any time by either party without the payment of any penalty upon ninety (90) days written notice, and automatically terminates in the event of its assignment.

         For the fiscal year ended March 31, 1997, CVF Equity, CVF Total Return and CVF Fixed Income paid $98,482, $79,180, and $40,739, respectively, for services provided, under the Current Agreement.

         CVF pays all other expenses incurred in its operation including, but not limited to, direct charges relating to the purchase and sale of its portfolio securities, interest charges, fees and expenses of legal counsel and independent auditors, taxes and governmental fees, expenses of regular and special meetings of the Directors, fees and disbursements of custodians, insurance premiums, indemnification and other expenses not expressly provided for in the Current Agreement and any extraordinary expenses of a nonrecurring nature.

         THE NEW SUB-ADVISORY AGREEMENT. The Board of Directors approved the proposed New Agreement between the Funds and Investors Management Group on October 28, 1997. The form of the proposed New Agreement is substantially identical to the Current Agreement. There are no material differences between the Current Agreement and the New Agreement.

         The sub-advisory fee as a percent of net assets payable by the Funds will be the same under the New Agreement as under the Current Agreement, that is
0.43 percent of the average daily net assets. If the sub-advisory fee under the New Agreement had been in effect for the Fund's most recently completed fiscal year, contractual fees payable to the Sub-advisor by the Funds would have been identical to those payable under the Current Agreement.

         In connection with approving the New Agreement, the Directors held a meeting on October 28, 1997. At this meeting, the Directors considered the possible effects of the Acquisition on CVF and Investors Management Group and its ability to provide investment advisory services with respect to CVF. In evaluating the New Agreement, the Directors took into account that the Current Agreement and the New Agreement, including the terms relating to the services to be provided thereunder by the Sub-advisor and the fees and expenses payable by the Funds are identical. The Directors considered the skills and capabilities of the Sub-advisor and the representation that no material change was planned in the current management or facilities of the Sub-advisor as a result of the
Acquisition. The Directors considered the continued employment of members of senior management of the Sub-advisor pursuant to future employment contracts to be important to help assure the continuity of the personnel primarily responsible for maintaining the quality of investment advisory and other services for CVF. The Directors considered the possible benefits the Sub-advisor may receive as a result of the Acquisition.

         The Directors, including a majority of the Disinterested Directors, concluded that if the Acquisition occurs, entry by CVF into the New Agreement would be in the best interest of CVF and the shareholders of the Funds. The Board of Directors unanimously approved the New Agreement and recommended such agreement for approval by the shareholders. The New Agreement will take effect upon the later to occur of (i) obtaining of shareholder approval or (ii) closing of the Acquisition. The New Agreement will continue in effect until December 31, 1999, and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act. In the event that shareholders of CVF do not approve the New Agreement and the Acquisition is consummated, the Board of Directors would be forced to seek investment sub-advisory services from another advisory organization. In the event the Acquisition is not consummated, the Sub-advisor would continue to serve pursuant to the terms of the Current Agreement.

         In the event that the Reorganization described in Proposal 1 above is consummated, the New Agreement would be superseded by an investment advisory agreement between Investors Management Group and IMG Mutual Funds, Inc. Wellmark Capital Value, Inc. would not provide investment advisory services to IMG Mutual Funds, Inc.

                     INFORMATION RELATING TO VOTING MATTERS

GENERAL INFORMATION

         This combined Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Directors of CVF for use at the Special Meeting of Shareholders to be held on February 13, 1998 (the "Meeting"). It is expected that the solicitation of proxies by the Board of Directors will be primarily by mail. CVF's officers may also solicit proxies by telephone facsimile transmission or personal interview.

         The following table gives the total number of shares of CVF outstanding at the close of business on December 31, 1997, the record date for the meeting.

             CVF Equity ...............................    1,489,846.510

             CVF Total Return .........................    1,130,535.817

             CVF Fixed Income .........................    1,022,279.140

         Each shareholder of record on the record date is entitled to one vote for each share owned and a fractional vote for each fractional share owned on each matter presented for shareholder vote.

         If the accompanying proxy is executed and returned in time for the Meeting, the shares presented thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting. If no specification is made, the proxy will be voted FOR all enumerated proposals. Any shareholder submitting a proxy may revoke it at any time before it is exercised by submitting to the Funds, c/o Secretary, 2203 Grand Avenue, Des Moines, Iowa 50312-5338, a written notice of revocation or a subsequently executed proxy or by attending the meeting and electing to vote in person.

SHAREHOLDER AND BOARD APPROVAL

         The Agreement and Plan of Reorganization will not become effective unless approved by a majority of outstanding shares of each CVF Portfolio. The New Agreement must be approved by each CVF Portfolio by a "majority" vote, as defined in the 1940 Act and described in Proposal 2 above. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be deemed to be abstentions. An abstention will have the same effect as casting a vote against the Reorganization.

         The vote of the shareholders of Vintage Funds is not being solicited in connection with the approval of the Plan since their approval or consent is not necessary for the completion of the Reorganization.

         As of the Record Date, all of the officers and Directors of CVF beneficially owned, individually and as a group, less than 1% of the shares of CVF. As of the record date, Wellmark Community Insurance, Inc., Wellmark, Inc., and IASD Health Services Corporation Savings and Investment Plan directly or indirectly owned approximately 270,746.962 shares (18.2%), 532,142.790 shares (35.7%), and 568,121.981 shares (38.1%), respectively, of the outstanding shares of CVF Equity; 63,645.663 shares (5.6%), 637,912.321 shares (56.4%) and
387,367.376 shares (34.3%), respectively, of CVF Total Return; and 76,553.148 shares (7.5%), 799,698.698 shares (78.2%) and 117,814.711 shares (11.5%), respectively, of the outstanding shares of CVF Fixed Income. No other person or persons is believed to own of record or beneficially 5% or more of the outstanding shares of either CVF or a CVF Fund as of December 31, 1997.

QUORUM

         In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve a particular proposal are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the particular proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST such proposal against any adjournment. Under the Charter of CVF, a quorum is constituted by the presence in person or by proxy of the holders of 33 1/3% of the aggregate outstanding shares of the Portfolios entitled to vote at the Meeting. If a proxy is properly executed and returned and is marked with an abstention, the shares represented thereby will be considered to be present at the Meeting for the purpose of determining the existence of a quorum for the transaction of business.

                    INFORMATION FILED WITH THE SECURITIES AND
                               EXCHANGE COMMISSION

         This combined Proxy Statement/Prospectus and the related Statement of Additional information do not contain all of the information set forth in the registration statements and the exhibits relating thereto which IMG Mutual Funds, Inc., Capital Value Fund, Inc., respectively, have filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the 1940 Act to which reference is hereby made. The SEC file number for the CVF

Prospectus and the related Statement of Additional Information which are incorporated by reference herein is Registration No. 33-54202. The SEC file number for the Vintage Funds Prospectuses and related Statements of Additional Information which are incorporated by reference herein is Registration No. 33-81998.

         IMG Mutual Funds, Inc. and Capital Value Fund, Inc. are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith, file reports and other information with the SEC. Proxy material, reports, proxy and information statements, registration statements and other information can be inspected and copied at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such filings may also be available at the following SEC regional offices: Northwestern Atrium, 500 West Madison Street, Suite 1400, Chicago, IL 60661-2511; 7 World Trade Center, Suite 1300, New York, NY 10048 and 73 Tremont Street, Suite 600, Boston, MA 02108-3912. Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed rates.

                                 OTHER BUSINESS

         The Fund's Board of Directors knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of shares in the Reorganization will be passed upon for IMG Mutual Funds, Inc. by Ober, Kaler, Grimes & Shriver, 120 E. Baltimore Street, Baltimore, Maryland 21202. Certain tax matters will be passed upon for Capital Value Fund, Inc. by Cline, Williams, Wright, Johnson & Oldfather, 1900 First Bank Building, 233 South 13th Street, Lincoln, Nebraska 68508. Cline, Williams, Wright, Johnson & Oldfather acts as legal counsel to IMG Mutual Funds, Inc., Investors Management Group, and other funds and entities managed by Investors Management Group.

                              SHAREHOLDER INQUIRIES

         Shareholder inquiries may be addressed to the Funds in writing at the address on the cover page of this combined Proxy Statement/Prospectus or by telephoning 800-795-1819.

                                      * * *

SHAREHOLDERS  WHO DO NOT EXPECT TO BE PRESENT AT THE  MEETING ARE  REQUESTED  TO
DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                     EXHIBIT A


                      AGREEMENT AND PLAN OF REORGANIZATION


         THIS AGREEMENT made as of the 30th day of October 1997, is made by and among IMG Mutual Funds, Inc., a Maryland corporation ("IMG Funds"), Capital Value Fund, Inc., a Maryland Corporation ("CVF"), Wellmark Capital Value, Inc., an Iowa corporation ("WCV") and Investors Management Group, Ltd. an Iowa corporation ("IMG").

                                   WITNESSETH:

         WHEREAS the Board of Directors of IMG Funds, and the Board of Directors of CVF, each an open-end management investment company, deem it advisable that IMG Funds acquire all of the assets of CVF in exchange for the assumption by IMG Funds of all of the liabilities of CVF and shares issued by IMG Funds which are thereafter to be distributed by CVF pro rata to its shareholders in complete liquidation and termination of CVF and in exchange for all of CVF's outstanding shares with the intent that the transactions described herein shall qualify as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986;

         NOW  THEREFORE,   in   consideration  of  the  mutual  promises  herein
contained, each of the parties hereto represents and warrants to, and agrees with each of the other parties as follows:

         1. IMG Funds hereby represents, warrants and covenants to the parties that:

         (a) IMG Funds is a corporation with transferable shares duly organized and validly existing under the laws of Maryland and has full power to own its properties and assets and to carry on its business as such business is now being conducted.

         (b) IMG Funds' statement of assets and liabilities as of April 30, 1997, and the related statements of operations and changes in net assets for the fiscal year ended April 30, 1997, all as audited by KPMG Peat Marwick LLP, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis. Such statement of assets and liabilities fairly presents the financial position and net assets of IMG Funds as of such date and such statements of operations and changes in net assets fairly present the results of its operations for the period covered thereby;

         (c) There are no claims, actions, suits or proceedings pending or, to its knowledge, threatened against or affecting IMG Funds or its properties or business or its right to issue and sell shares, or which would prevent or hinder consummation of the transactions contemplated hereby, and it is not charged with or, to IMG Funds' knowledge, threatened with any charge or investigation of, any violation of any provision of any federal, state or local law or any administrative ruling or regulation relating to any aspect of its business or the issuance or sale of its shares;

         (d) IMG Funds is not a party to or subject to any judgment or decree or order entered in any suit or proceeding brought by any governmental agency or by any other person enjoining it in respect of, or the effect of which is to prohibit, any business practice or the acquisition of any property or the conduct of business by it or the issuance or sale of its shares in any area;

         (e) IMG Funds has filed all tax returns required to be filed, has no liability for any unpaid taxes and has made a proper election to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code") for each of its taxable years. IMG Funds has not committed any action or failed to perform any necessary action that would render invalid its election to be treated as a regulated investment company for any of its taxable years;

         (f) The authorization, execution and delivery of this Agreement on behalf of IMG Funds does not, and the consummation of the transactions contemplated hereby will not violate, or conflict with any provision of IMG Funds' Charter or By-Laws, or any provision of, or result in the acceleration of any obligation under, any mortgage, lien, lease, agreement, instrument, order, arbitration award, judgment or decree to which it is party or by which it or any of its assets is bound, or violate or conflict with any other material contractual or statutory restriction of any kind or character to which it is subject;

         (g) This Agreement has been duly authorized, executed, and delivered by IMG Funds and constitutes a valid and binding agreement of IMG Funds and all governmental and other approvals required for IMG Funds to carry out the transactions contemplated hereunder have been or on or prior to the Closing Date (as herein defined) will have been obtained. IMG Funds will comply with all applicable laws and regulations in carrying out the transactions contemplated hereunder, including, without limitation, Section 15(f) of the Investment Company Act of 1940, as amended (the "1940 Act");

         (h) IMG Funds is registered under the 1940 Act as an open-end, diversified management investment company. IMG Funds is currently in compliance with the 1940 Act and the rules of the Securities and Exchange Commission promulgated thereunder.

         (i) On the Closing Date, IMG Funds will own its assets free and clear of all liens, claims, charges, options and encumbrances;

         (j) On or before the Closing Date, IMG Funds will have created and registered shares of two new series to be designated the "Vintage Equity Fund" series of IMG Funds (or some other name) and the "Vintage Balanced Fund" series of IMG Funds (or some other name), and shares of the Vintage Equity Fund series will represent interests in a portfolio of securities managed under investment objectives, policies and restrictions substantially identical to the Class A or Initial Shares Class and the Class B or Select Shares Class of the Equity Portfolio series of CVF, and shares of the Vintage Balanced Fund series will represent interests in a portfolio of securities managed under investment objectives, policies and restrictions substantially identical to the Class A or Initial Shares Class and the Class B or Select Shares Class of the Total Return Portfolio series of CVF. The Vintage Equity Fund series and the Vintage Balanced Fund series, together with the IMG Bond Fund series of IMG Funds (which shall change it's name to the "Vintage Bond Fund" series of IMG Funds, are collectively referred to herein as the "Vintage Clone Funds" series).

         (k) On the Closing Date the shares of the Vintage Clone Funds to be delivered to CVF hereunder shall have been registered under the Securities Act of 1933, as amended (the "1933 Act") and duly authorized, and, when issued and delivered pursuant to this Agreement, will be validly issued, fully paid and nonassessable; and IMG Funds will comply with all applicable laws in connection with the issuance of such shares and shall not be subject to a stop-order of the Securities and Exchange Commission in connection therewith; and

         (l) On the Closing Date, the shares of the Vintage Clone Funds to be delivered to CVF hereunder shall have been registered with the appropriate securities administrator or agency of each state under whose securities law such registration is required.

         2. Except to the extent that IMG or IMG Funds has knowledge, has received notice or should (because of any legal or contractual duty performed by IMG on behalf of or for CVF) know of any facts, circumstances or events to the contrary or inconsistent with the following representations and warranties. CVF hereby represents, warrants and covenants to IMG Funds that:

         (a) CVF is a corporation with transferable shares duly organized and validly existing under the laws of Maryland and has full power to own its properties and assets and to carry on its business as such business is now being conducted. The outstanding shares of CVF stock are currently divided into three classes, each representing a separate investment portfolio, namely, the Equity Portfolio, Fixed Income Portfolio and Total Return Portfolio.

         (b) The statement of assets and liabilities as of March 31, 1997, and the related statements of operations and changes in net assets for the fiscal year ended March 31, 1997 of each CVF Portfolio, all as audited by KPMG Peat Marwick LLP, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis. Such statement of assets and liabilities fairly presents the financial position and net assets as of such date and such statements of operations and changes in net assets fairly present the results of its operations for the period covered thereby;

         (c) There are no claims, actions, suits or proceedings pending or, to its knowledge, threatened against or affecting CVF or its properties or business or its right to issue and sell shares, or which would prevent or hinder consummation of the transactions contemplated hereby, and it is not charged with or, to CVF's knowledge, threatened with any charge or investigation of, any violation of any provision of any federal, state or local law or any administrative ruling or regulation relating to any aspect of its business or the issuance or sale of its shares;

         (d) CVF is not a party to or subject to any judgment or decree or order entered in any suit or proceeding brought by any governmental agency or by any other person enjoining it in respect of, or the effect of which is to prohibit, any business practice or the acquisition of any property or the conduct of business by it or the issuance or sale of its shares in any area;

         (e) CVF has filed all tax returns required to be filed, has no liability for any unpaid taxes and has made a proper election to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code") for each of its taxable years. CVF has not committed any action or failed to perform any necessary action that would render invalid its election to be treated as a regulated investment company for any of its taxable years;

         (f) The authorization, execution and delivery of this Agreement on behalf of CVF does not, and the consummation of the transactions contemplated hereby will not violate, or conflict with any provision of CVF's Charter or By-Laws, or any provision of, or result in the acceleration of any obligation under, any mortgage, lien, lease, agreement, instrument, order, arbitration award, judgment or decree to which it is party or by which it or any of its assets is bound, or violate or conflict with any other material contractual or statutory restriction of any kind or character to which it is subject;

         (g) This Agreement has been duly authorized, executed, and delivered by CVF and constitutes a valid and binding agreement of CVF and all governmental and other approvals required for CVF to carry out the transactions contemplated hereunder have been or on or prior to the Closing Date (as herein defined) will have been obtained;

         (h) On the Closing Date, CVF and each CVF Portfolio will own its assets free and clear of all liens, claims, charges, options and encumbrances and, except for the various agreements listed in Part C of CVF's current Form N-1A Registration Statement under the 1933 Act and 1940 Act, there will be no material contracts or agreements (other than this Agreement) outstanding to which CVF is a party or to which it is subject;

         (i) On the Closing Date, CVF will have full right, power and authority to sell, assign and deliver the assets to be sold, assigned, transferred and delivered to IMG Funds hereunder, and upon delivery and payment for such assets, IMG Funds will acquire good and marketable title thereto free and clear of all liens, claims, charges, options and encumbrances;

         (j) CVF will declare to shareholders of record of each CVF Portfolio on or prior to the Closing Date a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders all of the investment company taxable income of each CVF Portfolio (computed without regard to any deduction for dividends paid) and all of the net realized capital gains, if any, as of the Closing Date; and

         (k) CVF will, from time to time, as and when requested by IMG Funds, execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take and cause to be taken such further action, as IMG Funds may deem necessary or desirable in order to vest in and confirm to IMG Funds, title to and possession of all the assets of CVF to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.

         3. Based on the respective representations and warranties, subject to the terms and conditions contained herein, CVF agrees to transfer to IMG Funds and IMG Funds agrees to acquire from CVF, all the assets of CVF on the Closing Date and to assume from CVF all of the liabilities of CVF in exchange for the issuance of the number and class of shares of Vintage Clone Funds provided in
Section 4 which will be subsequently distributed pro rata to the shareholders of CVF in complete liquidation and termination of CVF and in exchange for all of CVF's outstanding shares as provided in Section 6. CVF shall not issue, sell or transfer any of its shares after the Closing Date, and only redemption requests received by CVF in proper form prior to the Closing Date shall be fulfilled by CVF. Redemption requests received by CVF thereafter shall be treated as requests for redemption of those shares of Vintage Clone Funds allocable to the shareholder in question as provided in Section 6 of this Agreement.

         4. On the Closing Date, IMG Funds will issue to CVF that number of full and fractional shares of the Vintage Clone Funds as follows:

         (a) IMG Funds will issue that number of Class A shares of the Vintage Equity Fund series, taken at their net asset value on the Closing Date, having an aggregate net asset value equal to the aggregate value of the net assets of CVF that are allocable to the Class A or Initial Shares Class and the Class B or Select Share Class of the Equity Portfolio series of CVF;

         (b) IMG Funds will issue that number of Class B shares of the Vintage Balanced Fund series, taken at their net asset value on the Closing Date, having an aggregate net asset value equal to the aggregate value of the net assets of CVF that are allocable to the Class A or Initial Shares Class and the Class B or Select Shares Class of the Total Return Portfolio series of CVF;

         (c) IMG Funds will issue that number of Class A Shares of the Vintage Bond Fund series, taken at their net asset value on the Closing Date, having an aggregate net asset value equal to the aggregate value of the net assets of CVF that are allocable to the Class A or Initial Shares Class and the Class B or Select Shares Class of the Fixed Income Portfolio series of CVF.

         The aggregate value of the net assets of CVF allocable to the various classes and series of CVF, and the net asset value of the various classes of the Vintage Clone Funds shall be determined in accordance with the then current prospectuses for IMG Funds as of 3:00 p.m. on the business day immediately preceding the Closing Date.

         5. The closing of the transaction contemplated in this Agreement (the "Closing") shall be held at the offices of IMG, 2203 Grand Avenue, Des Moines, Iowa 50312-5338 (or at such other place as the parties hereto may agree) at 3:00 p.m. Central Standard Time on December 31, 1997, or on such earlier or later date as the parties hereto may mutually agree. The date on which the Closing is to be held as provided in this Agreement shall be known as the "Closing Date".

         In the event that on the Closing Date (a) the New York Stock Exchange is closed for other than customary week-end and holiday closings or (b) trading on said Exchange is restricted or (c) as emergency exists as a result of which it is not reasonably practicable for either the Vintage Clone Funds or the CVF Portfolios to fairly determine the value of their respective assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed.

         6. As soon as practicable after the Closing Date, CVF shall (a) distribute on a pro rata basis (i) to the shareholders of record of CVF Equity Portfolio at the close of business on the Closing Date the shares of the Vintage Equity Fund received by CVF at the Closing; (ii) to the shareholders of record of CVF Total Return Portfolio at the close of business on the Closing Date the shares of Vintage Balanced Fund received by CVF at the Closing; and (iii) to the shareholders of record of CVF Fixed Income Portfolio at the close of business on the Closing Date the shares of Vintage Bond Fund received by CVF at the Closing; and (b) be liquidated and dissolved in accordance with applicable law and its Articles of Incorporation.

         For purposes of the distribution of shares of the Vintage Clone Funds to shareholders of the CVF Portfolios, IMG Funds shall credit on the books of each Vintage Clone Fund an appropriate number of shares of such Vintage Clone Fund to the account of each shareholder of the corresponding CVF Portfolio whose shares are (a) not represented by certificates upon the distribution of such Vintage Clone Fund shares and (b) represented by certificates, only upon surrender of such certificates. No certificates will be issued for shares of the Vintage Clone Funds. After the Closing Date and until surrendered, each outstanding certificate which, prior to the Closing Date, represented shares of a CVF Portfolio, shall be deemed for all purposes of IMG Funds' Charter and By-Laws to evidence the appropriate number of shares of the corresponding Vintage Clone Fund to be credited on the books of IMG Funds in respect of such shares of such CVF Portfolio as provided above.

         7. Subsequent to the execution of this Agreement and prior to the Closing Date, CVF shall deliver to IMG Funds a list setting forth the assets to be assigned, delivered and transferred by each CVF Portfolio to IMG Funds, including the securities then owned by each such CVF Portfolio and the respective federal income tax basis (on an identified cost basis) thereof, and the liabilities to be assumed by IMG Funds pursuant to this Agreement.

         8. All of CVF's portfolio securities shall be delivered by CVF's custodian on the Closing Date to IMG Funds or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the 1940 Act, transferred to an account in the name of IMG Funds or its custodian with said depository. All cash to be delivered pursuant to this Agreement shall be wire transferred from CVF's account at its custodian to IMG Funds' account at its custodian. If on the Closing Date CVF is unable to make good delivery pursuant to this Section 8 to IMG Funds' custodian of any of CVF's portfolio securities because such securities have not yet been delivered to CVF's custodian by its broker or by the transfer agent for such securities, then the delivery requirement of this Section 8 with respect to such securities shall be waived, and CVF shall deliver to IMG Funds' custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to IMG Funds, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers' confirmations, as may be reasonably required by IMG Funds.

         9. The obligations of IMG Funds under this Agreement shall be subject to receipt by IMG Funds on or prior to the Closing Date of:
         (a) Copies of the resolutions adopted by the Board of Directors of CVF and the shareholders of each CVF Portfolio authorizing the execution of this Agreement by CVF and the transactions contemplated hereunder, certified by the Secretary or Assistant Secretary of CVF;

         (b) A certificate of the Secretary or Assistant Secretary of CVF as to the signatures and incumbency of its officers who executed this Agreement on behalf of CVF and any other documents delivered in connection with the transactions contemplated thereby on behalf of CVF;

         (c) A certificate of an appropriate officer of CVF as to the fulfillment of all agreements and conditions on its part to be fulfilled hereunder at or prior to the Closing Date and to the effect that the representations and warranties of CVF are true and correct in all material respects at and as of the Closing Date as if made at and as of such date; and

         (d) Such other documents, including an opinion of counsel, as IMG Funds may reasonably request to show fulfillment of the purposes and conditions of this Agreement.

         10. The obligations of CVF under this Agreement shall be subject to receipt by CVF on or prior to the Closing Date of:

         (a) Copies of the resolutions adopted by the Board of Directors of IMG Funds authorizing the execution of this Agreement and the transactions contemplated hereunder, certified by the Secretary or Assistant Secretary of IMG Funds;

         (b) A certificate of the Secretary or Assistant Secretary of IMG Funds as to the signatures and incumbency of its officers who executed this Agreement on behalf of IMG Funds and any other documents delivered in connection with the transactions contemplated thereby on behalf of IMG Funds;

         (c) A certificate of an appropriate officer of IMG Funds as to the fulfillment of all agreements and conditions on its part to be fulfilled hereunder at or prior to the Closing Date and to the effect that the representations and warranties of IMG Funds are true and correct in all material respects at and as of the Closing Date as if made at and as of such date; and

         (d) Such other documents, including an opinion of counsel, as CVF may reasonably request to show fulfillment of the purposes and conditions of this Agreement.

           11. The obligations of the parties under this Agreement shall be subject to:

         (a) Any required approval, at a meeting duly called for the purpose, of the holders of the outstanding shares of each CVF Portfolio, of this Agreement and the transactions contemplated hereunder.

         (b) Approval by the shareholders of each of the Existing Vintage Funds of the acquisition of the assets thereof by the corresponding Vintage Clone Fund.

         (c) The right to abandon and terminate this Agreement, if either CVF or IMG Funds believes that the consummation of the transactions contemplated hereunder would not be in the best interests of its shareholders.

         12. Except as expressly provided otherwise in this Agreement, IMG will pay or cause to be paid all out-of-pocket fees and expenses incurred by CVF or IMG Funds in connection with the transactions contemplated under this Agreement, including, but not limited to, accountants' fees, legal fees, registration fees, filing fees, printing expenses, transfer taxes (if any) and the fees of banks, custodians and transfer agents. This obligation shall survive the termination or expiration of this Agreement regardless of the consummation of the transactions contemplated hereunder. WCV shall not be responsible for any fees, costs, expense associated with the transaction contemplated herein.

         13. This Agreement may be amended by an instrument executed by the duly authorized officers of CVF, WCV, IMG and IMG Funds at anytime, except that after approval by the shareholders of CVF no amendment may be made with respect to the

Agreement which in the opinion of the Board of Directors of CVF materially adversely affects the interests of the shareholders of CVF. At any time CVF, IMG Funds or WCV may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein.

         14. In addition to the right to terminate this  Agreement  described in
Section 11, this Agreement may be terminated and the plan described in the Agreement abandoned at any time prior to the Closing Date, whether before or after action thereon by the shareholders of CVF, and notwithstanding favorable action by such shareholders, by mutual consent of the Board of Directors of IMG Funds and the Board of Directors of CVF. This Agreement may also be terminated by action of the Board of Directors of IMG Funds or the Board of Directors of CVF, if:

         (a) The plan described in the Agreement shall not have become effective by April 1, 1998 (hereinafter called the "Final Date") unless such Final Date shall have been changed by mutual agreement; or

         (b) Either CVF or IMG Funds shall, at the Final Date, have failed to comply with any of its agreements contained herein; or

         (c) Prior to the Final Date any one or more of the conditions to the obligations of IMG Funds or CVF contained in this Agreement shall not be fulfilled to the reasonable satisfaction of IMG Funds and its counsel or CVF and its counsel or it shall become evident to IMG Funds or CVF that any of such conditions are incapable of being fulfilled.

         15. This Agreement shall bind and inure to the benefit of the parties hereto and is not intended to confer upon any other person any rights or remedies hereunder.

         16. The parties hereto represent and warrant that they have not employed any broker, finder or intermediary in connection with this transaction who might be entitled to a finder's fee or other similar fee or commission.

         17. All prior or contemporaneous agreements and representations are hereby merged into this Agreement, which constitutes the entire contract between the parties hereto.

         18. This Agreement shall be governed by and construed in accordance with the laws of the State of Iowa.

         19. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts has been signed by all parties hereto.

         20. CVF shall indemnify, defend and hold harmless IMG Funds, its officers, directors, employees and agents against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending claims or liabilities, whether or not resulting in any liability to the IMG Funds, its officers, directors, employees or agents, arising out of any untrue statement or alleged untrue statement of a material fact contained in any prospectus or registration statement for CVF, as filed with the Securities and Exchange Commission or any state, or any amendment or supplement thereto, or any application prepared by or on behalf of CVF and filed with any state regulatory agency in order to register or qualify shares of CVF under the securities laws thereof, or in any information provided by CVF included in any registration statement filed by IMG Funds with the Securities and Exchange Commission or any state or any amendment or supplement thereto; or which shall arise out of or be based upon any omission or alleged omission to state therein a material fact required to be stated in any such prospectus, registration statement or application necessary to make the statements therein not misleading; provided however, that CVF shall not be required to indemnify or hold harmless IMG Funds from any liability hereunder arising from any such alleged untrue statement, omission or other act, caused by, prepared by, or committed by IMG on CVF's behalf or for which IMG is legally or contractually responsible. This indemnity provision shall survive the termination of this Agreement.

         21. IMG Funds shall indemnify, defend and hold harmless CVF, its officers, trustees, employees and agents against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending claims or liabilities, whether or not resulting in any liability to CVF, its officers, trustees, employees or agents, arising out of any untrue statement or alleged untrue statement of a material fact contained in any prospectus or registration statement for IMG Funds, as filed with the Securities and Exchange Commission or any state, or any amendment or supplement thereto, or any application prepared by or on behalf of IMG Funds and filed with any state regulatory agency in order to register or qualify shares of IMG Funds under the securities laws thereof; or which shall arise out of or be based upon any omission or alleged omission to state therein a material fact required to be stated in any such prospectus, registration statement or application necessary to make the statements therein not misleading; provided, however, IMG Funds shall not be required to indemnify CVF, its officers, directors, employees and agents against any loss, claim, demand, liability or expense arising out of any information provided by CVF included in any registration statement filed by IMG Funds with the Securities and Exchange Commission or any state, or any amendment or supplement thereto.
This indemnity provision shall survive the termination of this Agreement.

         22. The execution of this Agreement has been authorized by the Board of Directors of IMG Funds and by the Board of Directors of CVF.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and attested by their officers thereunto duly authorized, as of the date first written above.

                                            IMG MUTUAL FUNDS, INC.
Attest
By: _______________________                 By: _______________________________

Title: _____________________                Title: ____________________________


                                            CAPITAL VALUE FUNDS, INC.
Attest
By: _______________________                 By: _______________________________

Title: _____________________                Title: ____________________________


                                            WELLMARK CAPITAL VALUE, INC.
Attest
By: _______________________                 By: _______________________________

Title: _____________________                Title: ____________________________


                                            INVESTORS MANAGEMENT GROUP

Attest
By: _______________________                 By: _______________________________

Title: _____________________                Title: ____________________________

                                TABLE OF CONTENTS

                                                                        PAGE

SYNOPSIS.............................................................     4

RISK FACTORS.........................................................     5

PROPOSAL 1: AGREEMENT AND PLAN OF
REORGANIZATION.......................................................     6

IMG MUTUAL FUNDS, INC................................................    16

CAPITAL VALUE FUND, INC..............................................    18

PROPOSAL 2: APPROVAL OF INVESTMENT
ADVISORY AGREEMENT...................................................    20

INFORMATION RELATING TO VOTING MATTERS...............................    23

INFORMATION FILED WITH THE SECURITIES AND
EXCHANGE COMMISSION..................................................    24

OTHER BUSINESS.......................................................    25

LEGAL MATTERS........................................................    25

SHAREHOLDER INQUIRIES................................................    25

EXHIBIT A--AGREEMENT AND
PLAN OF REORGANIZATION...............................................    26

                             IMG MUTUAL FUNDS, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION.

         This Statement of Additional Information contains or incorporates information which may be of interest to investors but which is not included in the combined Proxy Statement/Prospectus (the "Prospectus") of IMG Mutual Funds, Inc. dated January 16, 1998, relating to the transfer of assets from portfolios of Capital Value Fund, Inc. (the "Acquired Funds)" to corresponding portfolios of Vintage Funds. The Statement of Additional Information for CVF dated July 29, 1997, the Statement of Additional Information for IMG Mutual Funds, Inc. dated August 27, 1997, and the Statement of Additional Information for Vintage Funds dated January 16, 1998, have been filed with the Securities and Exchange Commission and are incorporated herein by reference. This Statement is not a Prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus. A copy of the January 14, 1998 Vintage Fund Prospectuses may be obtained, without charge, by writing IMG Mutual Funds, Inc., 2203 Grand Avenue, Des Moines, Iowa 50312-5338 or by calling 800-298-1819.

    The date of this Statement of Additional Information is January 16, 1998.

                    UNAUDITED COMBINING FINANCIAL STATEMENTS

              ACQUISITION OF THE ASSETS OF CAPITAL VALUE FUND, INC.

                  BY AND IN EXCHANGE FOR IMG MUTUAL FUNDS, INC.

         The accompanying unaudited pro forma combining statement of assets and liabilities, including the schedule of investments in securities, and the combining statement of operations reflect the accounts of the Capital Value Fund, Inc.-Fixed Income Portfolio and IMG Bond Fund as of and for the twelve-month period ended October 31, 1997. These reports have been derived from the accounting records of the funds used in calculating net asset value for the twelve-month period ended October 31, 1997. The accompanying unaudited pro forma combining statement of assets and liabilities, including the schedule of investments in securities, and the combining statement of operations reflect the accounts of the Capital Value Fund, Inc.-Total Return Portfolio and the AMCORE Balanced Fund as of and for the twelve-month period ended September 30, 1997. These reports have been derived from the accounting records of the funds used in calculating net asset value for the twelve-month period ended September 30, 1997. In addition, the pro forma combining statements of operations have been prepared based upon the proposed fee and expense structure of the respective funds. The statements do not reflect the effects of proposed changes to investment objectives and policies of the Funds.

         The pro forma combining statements give effect to the proposed Plan and Agreement of Reorganization pursuant to which the assets and liabilities of the Capital Value Funds would be exchanged for shares of the IMG Mutual Funds, Inc.

VINTAGE BOND FUND
PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED) OCTOBER 31, 1997

                                                                  IMG BOND    CVF FIXED     PRO FORMA        PRO FORMA
                                                                      FUND  INCOME FUND   ADJUSTMENTS         COMBINED
ASSETS:
Investment in Securities at Value
(Cost $6,521,101, and $9,790,671 respectively)                   6,673,102    9,945,438             0       16,618,540
Dividends and Interest Receivable                                  104,905      129,290             0          234,195
Capital Shares                                                           0          800             0              800
Other Assets                                                         1,255            0             0            1,255
                                                               --------------------------------------------------------
TOTAL ASSETS                                                     6,779,262   10,075,528             0       16,854,790

LIABILITIES:
Income Distribution Payable                                              0       49,850             0           49,850
Investment Securities Purchased                                    400,000            0             0          400,000
Capital Shares Redeemed                                                  0            0             0                0
Accrued Operating Expenses & Other Liabilities                       4,841        9,673             0           14,514
                                                               --------------------------------------------------------
TOTAL LIABILITIES                                                  404,841       59,523             0          464,364
                                                               ========================================================
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                      6,374,421   10,016,005             0       16,390,426
                                                               ========================================================

ANALYSIS OF NET ASSETS
Excess of amounts received from issuance of shares over
  amounts paid on redemption of shares                           6,155,671    9,754,718             0       15,910,389
Undistributed net realized gain                                     31,217      105,486             0          136,703
Unrealized appreciation                                            152,001      154,767             0          306,768
Undistributed net investment income                                 35,532        1,034             0           36,566
                                                               ========================================================
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                      6,374,421   10,016,005             0       16,390,426
                                                               ========================================================

Net Asset Value, offering price and redemption price               $10.170      $10.176                        $10.170
                                                               ========================================================

Shares outstanding, $.001 par value*                               626,810      984,248             0        1,611,704
                                                               ========================================================

*Shares outstanding reflect rounding to the nearest whole share.


VINTAGE BOND FUND
PRO FORMA COMBINING STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE TWELVE-MONTH PERIOD ENDED OCTOBER 31, 1997

                                                                  IMG BOND    CVF FIXED     PRO FORMA        PRO FORMA
                                                                      FUND  INCOME FUND   ADJUSTMENTS         COMBINED
INCOME:
Investment Income                                                  521,197      647,799             0        1,168,996
                                                               --------------------------------------------------------
TOTAL INCOME                                                       521,197      647,799             0        1,168,996

EXPENSES:
Sub-Advisory Fees                                                        0       37,542      (37,542)                0
Advisory Fees                                                       22,194       12,074        57,909           92,177
Administration Fee                                                   9,128       23,404      (32,532)                0
Distribution Fee                                                     5,190        4,747       (9,937)                0
Fund Accounting/Custody Fee                                          7,398        9,361       (8,356)            8,403
Transfer Agent Fee                                                   3,699        4,681             0            8,380
Other Expenses                                                       7,398        9,361       (9,775)            6,984
                                                               --------------------------------------------------------
TOTAL EXPENSES                                                      55,007      101,170      (40,234)          115,943

                                                               ========================================================
NET INVESTMENT INCOME                                              466,190      546,629        40,234        1,053,053
                                                               ========================================================

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net Realized Gain on Investments                                    48,289      108,016             0          156,305
Net Change in Unrealized Appreciation                               60,498      198,049             0          258,547
                                                               --------------------------------------------------------
NET GAIN ON INVESTMENTS                                            108,787      306,065             0          414,852

                                                               ========================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                         574,977      852,694        40,234        1,467,905
                                                               ========================================================

VINTAGE BALANCED FUND
PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED) SEPTEMBER 30, 1997

                                                                                 AMCORE
                                                                 CVF TOTAL     BALANCED     PRO FORMA        PRO FORMA
                                                               RETURN FUND         FUND   ADJUSTMENTS         COMBINED
ASSETS:
Investment in Securities at Value
(Cost $10,151,804, and $36,517,181 respectively)                11,188,610   44,947,563             0       56,136,173
Dividends and Interest Receivable                                   68,134      247,475             0          315,609
Investment Securities Sold                                           4,136       35,552             0           39,688
Capital Shares                                                         440        8,588             0            9,028
Other Assets                                                             0        9,482             0            9,482
                                                               --------------------------------------------------------
TOTAL ASSETS                                                    11,261,320   45,248,660             0       56,509,980

LIABILITIES:
Income Distribution Payable                                         95,738            0             0           95,738
Investment Securities Purchased                                    225,272      390,700             0          615,972
Payable to Broker for securities sold short (Cost $35,552)               0       38,850             0           38,850
Capital Shares Redeemed                                                  0       15,573             0           15,573
Accrued Operating Expenses & Other Liabilities                      17,602       57,975             0           75,577
                                                               --------------------------------------------------------
TOTAL LIABILITIES                                                  338,612      503,098             0          841,710
                                                               ========================================================
NET ASSETS                                                      10,922,708   44,745,562             0       55,668,270
                                                               ========================================================

ANALYSIS OF NET ASSETS
Excess of amounts received from issuance of shares over
  amounts paid on redemption of shares                           8,646,431   35,995,705             0       44,642,136
Undistributed net realized gain                                  1,237,184        7,049             0        1,244,233
Unrealized appreciation                                          1,036,806    8,427,084             0        9,463,890
Undistributed net investment income                                  2,287      315,724             0          318,011
                                                               ========================================================
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     10,922,708   44,745,562             0       55,668,270
                                                               ========================================================

Net Asset Value, offering price and redemption price               $11.316      $14.037                        $14.037
                                                               ========================================================

Shares outstanding, $.001 par value*                               965,283    3,187,703                      3,965,844
                                                               ========================================================

*Shares outstanding reflect rounding to the nearest whole share.

VINTAGE BALANCED FUND
PRO FORMA COMBINING STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 1997

                                                                                 AMCORE
                                                                 CVF TOTAL     BALANCED     PRO FORMA        PRO FORMA
                                                               RETURN FUND         FUND   ADJUSTMENTS         COMBINED
INCOME:
Interest Income                                                    551,968      300,950             0          852,918
Dividend Income                                                    164,436      584,197             0          748,633
                                                               --------------------------------------------------------
TOTAL INCOME                                                       716,404      885,147             0        1,601,551

EXPENSES:
Sub-Advisory Fees                                                   54,294            0      (54,294)                0
Advisory Fees                                                       16,718      230,265        83,771          330,754
Administration Fee                                                  33,496       61,404      (94,900)                0
Distribution Fee                                                     5,719            0       (5,719)                0
Fund Accounting/Custody Fee                                         20,098       83,408       (2,655)          100,851
Transfer Agent Fee                                                   6,699       27,796             0           34,495
Other Expenses                                                      13,398       39,453       (1,368)           51,483
                                                               --------------------------------------------------------
TOTAL EXPENSES                                                     150,422      442,326      (75,165)          517,583

                                                               ========================================================
NET INVESTMENT INCOME                                              565,982      442,821        75,165        1,083,968
                                                               ========================================================

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net Realized Gain on Investments                                 1,439,974      303,922             0        1,743,896
Net Change in Unrealized Appreciation                               86,478    6,324,300             0        6,410,778
                                                               --------------------------------------------------------
NET GAIN ON INVESTMENTS                                          1,526,452    6,628,222             0        8,154,674

                                                               ========================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                       2,092,434    7,071,043        75,165        9,238,642
                                                               ========================================================

          NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)

1.       BASIS OF COMBINATION
         The accompanying unaudited pro forma combining statement of assets and liabilities, including the schedule of investments in securities, and the combining statement of operations reflect the accounts of the Capital Value Fund, Inc.-Fixed Income Portfolio and IMG Bond Fund as of and for the twelve-month period ended October 31, 1997. These reports have been derived from the accounting records of the funds used in calculating net asset value for the twelve-month period ended October 31, 1997. The accompanying unaudited pro forma combining statement of assets and liabilities, including the schedule of investments in securities, and the combining statement of operations reflect the accounts of the Capital Value Fund, Inc.-Total Return Portfolio and the AMCORE Balanced Fund as of and for the twelve-month period ended September 30, 1997. These reports have been derived from the accounting records of the funds used in calculating net asset value for the twelve-month period ended September 30, 1997. In addition, the pro forma combining statements of operations have been prepared based upon the proposed fee and expense structure of the respective funds. The statements do not reflect the effects of proposed changes to investment objectives and policies of the Funds.

         The pro forma combining statements give effect to the proposed Plan and Agreement of Reorganization pursuant to which the assets and liabilities of the Capital Value Fund, Inc. would be exchanged for shares of the IMG Mutual Funds, Inc. The historical cost of the investments in securities would be carried forward to the IMG Mutual Funds, Inc. as the reorganization will be accounted for as a tax-free exchange.

2.       CAPITAL SHARES

         The pro forma combining statement of assets and liabilities assumes the issuance of 984,894 shares of Vintage Bond Fund, a series of IMG Mutual Funds, Inc., to shareholders of Capital Value Fund, Inc.-Fixed Income Portfolio as if the reorganization had taken place on October 31, 1997; and the issuance of 778,141 shares of Vintage Balanced Fund, a series of IMG Mutual Funds, Inc., to shareholders of Capital Value Fund Inc.-Total Return Portfolio as if the reorganization had taken place on September 30, 1997 and is based on the net asset value of IMG Mutual Funds on that date.

3.       PRO FORMA ADJUSTMENTS
         (A) INVESTMENT MANAGEMENT FEE - The investment management fee has been adjusted to reflect the fee structure of IMG Mutual Funds, Inc. The investment management agreement of IMG Mutual Funds, Inc. provides for a management fee at a per annum rate of 0.55% of average daily net assets for the Vintage Bond Fund and 0.75% of average daily net assets for the Vintage Balanced Fund. Capital Value Fund, Inc. pays a per annum rate of 0.10% of average daily net assets to the advisor and 0.43% of average daily net assets to the sub-advisor.

         (B) DISTRIBUTION FEE - The distribution fee has been adjusted to reflect the 12b-1 fee structure of IMG Mutual Funds, Inc. Pursuant to distribution plans adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, reimbursement to the distributor may not exceed 0.25% and 0.50% per annum of the average daily net assets of IMG Mutual Funds, Inc. and Capital Value Fund, Inc. respectively.

         (C) OTHER FEES AND EXPENSES - The pro forma adjustments to custodian, accounting and transfer agent fees, reports to shareholders, Directors fees, audit and legal fees, and other expenses reflects the savings due to a decrease in certain expenses duplicated between the Funds.

4.       INVESTMENT OBJECTIVES AND POLICIES
         These statements do not reflect the effects of proposed differing investment objectives and policies of the Funds.

VINTAGE BOND FUND
PRO FORMA COMBINING SCHEDULE OF INVESTMENTS (UNAUDITED)
OCTOBER 31, 1997

                                                                        PRO FORMA
                                                                         COMBINED            CVF FIXED
                                                                     # OF SHARES/   IMG BOND    INCOME       PRO FORMA
DESCRIPTION                                                             PAR VALUE       FUND      FUND        COMBINED
U.S. GOVERNMENT SECURITIES (24.33%)
GOVERNMENT AGENCIES (2.46%)
FNMA Medium-Term Note. 6.59%, 05/24/01                                    270,000     20,011   253,845         273,856
Government Export Trust, 4.85%, 11/01/97                                   62,500     62,746         0          62,746
                                                                                  -------------------------------------
                                                                                     82,757   253,845         336,602
U.S. TREASURY BONDS (8.42%)
U.S. T-Bond, 7.25%, 05/15/16                                              725,000    250,933   542,625         793,558
U.S. T-Bond, 8.125%, 05/15/21                                             500,000          0   358,218         358,218
                                                                                  -------------------------------------
                                                                                     250,933   900,843       1,151,776
U.S. TREASURY NOTES (13.45%)
U.S. T-Note, 6.25%, 02/15/03                                              200,000          0   201,937         201,937
U.S. T-Note, 5.125%, 12/31/98                                             100,000     99,474         0          99,474
U.S. T-Note, 6.875%, 03/31/00                                             450,000          0   460,265         460,265
U.S. T-Note, 6.375%, 08/15/02                                             550,000          0   558,201         558,201
U.S. T-Note, 5.00%, 02/15/99                                              350,000          0   346,469         346,469
U.S. T-Note, 5.75%, 10/31/00                                              175,000          0   174,064         174,064
                                                                                  -------------------------------------
                                                                                      99,474 1,740,936       1,840,410
                                                                                  -------------------------------------
Total Government Securities (Cost $3,264,194)                                        433,164 2,895,624       3,328,788

CORPORATE BONDS (27.97%)
Analog Devices, 6.63%, 03/01/00                                           465,000    210,000   225,155         435,155
Citizens Utility Co., 6.80%, 08/15/26                                      75,000     77,063         0          77,063
Dayton Hudson, 10.00%, 12/01/00                                            75,000     82,687         0          82,687
GMAC, 8.88%, 06/01/10                                                     555,000    243,438   416,938         660,376
Hubco, Inc., 7.75% 01/15/04                                               290,000    134,550   164,200         298,750
Hydro-Quebec, 8.25%, 01/15/27                                              75,000     85,688         0          85,688
Lehman Brothers, 8.05%, 01/15/19                                          385,000    179,231   234,432         413,663
Manitoba, 7.75%, 07/17/16                                                 498,000    204,045   340,200         544,245
Naples, City of, Italy, 7.52%, 07/15/06                                   450,000    234,522   231,662         466,184
Nova Scotia, 8.25%, 11/15/19                                              440,000    216,681   291,975         508,656
WMX Tech., 6.65%, 05/15/05                                                250,000    253,750         0         253,750
                                                                                  -------------------------------------
Total Corporate Bonds (Cost $3,699,205)                                            1,921,655 1,904,562       3,826,217

TAXABLE MUNICIPAL BONDS (28.04%)
Baltimore, MD, 7.40%, 10/15/05                                            100,000          0   105,000         105,000
Berry Creek Met Dist, CO, 6.85%, 12/01/02                                 450,000    229,713   218,350         448,063
Cottonwood County, MN, 7.30%, 02/01/00                                    245,000    127,967   121,800         249,767
Fulton, MO Import Taxable, 7.60%, 07/01/11                                125,000    131,875         0         131,875
Iowa Lakes Community College, 7.60%, 06/01/05                              70,000     72,100         0          72,100
Iowa Lakes Community College, 7.70%, 06/01/04                             175,000          0   182,764         182,764
Kirkwood Community College, 7.65%, 06/01/01                               100,000          0   103,844         103,844
Manteca, CA Financial Authority, 6.63%, 09/15/99                          155,000    156,550         0         156,550
Mounds View, MN, 6.00%, 02/01/05                                          100,000          0    95,875          95,875
New Orleans, LA Hsg. Dev., 8.00%, 12/01/03                                155,000    159,069         0         159,069
Oregon Department of Transportation, 9.00%, 06/15/00                      183,714     68,345   122,449         190,794
Port Benton, WA G.O., 7.00%, 12/01/01                                     210,000          0   214,200         214,200
Portland, OR Multifamily Housing, 7.63%, 12/01/01                         400,000    174,125   223,031         397,156
Prairie Du Chien, WI, Redevelopment Authority, 7.60%, 04/01/05             90,000     93,375         0          93,375
Prairie Du Chien, WI, Redevelopment Authority, 7.625%, 04/01/06           100,000    102,875         0         102,875
San Antonio, TX Cert Oblig Taxable, 6.65%, 08/01/09                       350,000          0   341,579         341,579
St. Paul, MN Port. Authority, 6.65%, 09/01/99                             315,000    151,688   166,444         318,132
Texas St. G.O. Taxable, 8.70%, 12/01/09                                   125,000     56,938    85,125         142,063
Washington State Housing Antioch University, 7.55%, 01/01/03              320,000    171,394   159,963         331,357
                                                                                  -------------------------------------
Total Municipal Bonds (Cost $3,748,547)                                            1,696,014 2,140,424       3,836,438



                                       9

MORTGAGE-BACKED SECURITIES (36.35%)
COLLATERALIZED MORTGAGE OBLIGATIONS (15.38%)
Countrywide Funding Corp. 1994-9 A2, 6.50%, 05/25/24                      240,712          0   238,137         238,137
Chase Mtge. Finance Corp., 5.75%, 04/25/09                                 61,172     60,739         0          60,739
FHLMC 1424 Class PE, 6.10%, 03/15/17                                      250,000          0   249,296         249,296
FHLMC Series 1561 Class TA, Zero Coupon, 9.24%, 08/15/08                  215,000          0   122,400         122,400
FHLMC Ser. L, Cl. 5, 7.90%, 05/01/01                                       13,097     13,481         0          13,481
FHLMC 1504 B, 7.00%, 12/15/22                                             100,000     98,312         0          98,312
FHLMC 91 Series 188 Class F, 7.50%, 05/15/20                               43,228     11,254    31,912          43,166
FNMA G92-60 C, 7.00%, 02/25/21                                            150,000    152,216         0         152,216
FNMA G93-9 D, 6.00%, 04/25/13                                              94,872     94,550         0          94,550
FNMA Series 1991-37 Class E, 8.50%, 04/25/05                               56,552     50,538     6,539          57,077
FNMA 1991-174 K, 7.00%, 04/25/06                                           60,000     60,506         0          60,506
FNMA 1991-91A, Zero Coupon, 7.73%, 07/25/98                                47,718          0    46,173          46,173
FNMA 1992-212,  5.50%, 11/25/99                                            85,200          0    84,717          84,717
GE Cap. Mtge. Serv. 1994-1 A1, 5.70%, 01/25/24                             99,547          0    98,996          98,996
Green Tree, 5.20%, 10/15/18                                                12,356     12,352         0          12,352
Residential Funding Mtg. Sec I, Series 1993-S7, Class A6, 7.15%,           35,653     35,757         0          35,757
               02/25/08
Resolution Trust Corp. Series 1992-17 Class A1, Variable Rate,             19,149     19,147         0          19,147
               8.87%,12/25/20
Housing Securities, Inc. 1993-C C3, Zero Coupon, 9.06%, 05/25/08          189,835     48,244    94,528         142,772
Housing Securities, Inc. 1993-E E-14, Zero Coupon, 10.33%, 09/25/08       232,784     42,427   129,795         172,222
Prudential Home Mtge. Securities, 1992-6 Class A3, 7.00%, 04/25/99          6,125          0     6,117           6,117
Salomon Mortgage Sec. VII, Zero Coupon, 10.61%, 02/25/25                  372,080    180,146    78,461         258,607
Standard Credit Card Master Tr., 1995-6 A, 6.75%, 06/07/00                 37,000     37,200         0          37,200
                                                                                  -------------------------------------
                                                                                     916,869 1,187,071       2,103,940
FNMA MORTGAGE-BACKED POOLS (1.47%)
FNMA #251286, 7.00%, 11/01/27                                             200,000    200,562         0         200,562

FHLMC MORTGAGE-BACKED POOLS (0.80%)
FHLMC #C00126, 8.50%, 06/01/22                                            105,216     16,843    92,721         109,564

GNMA MORTGAGE-BACKED POOLS (18.70%)
GNMA #315929, 9.00%, 06/15/22                                             175,022     30,871   155,618         186,489
GNMA #341681, 8.50%, 01/15/23                                             269,532     51,809   229,540         281,349
GNMA #354189, 7.50%, 05/15/23                                             338,770     45,106   299,453         344,559
GNMA #359600, 7.50%, 07/15/23                                              87,267     89,156         0          89,156
GNMA #376218, 7.50%, 08/15/25                                             526,617    244,540   292,212         536,752
GNMA #385300, 8.00%, 10/15/24                                             446,900    193,093   269,247         462,340
GNMA #410049, 8.00%, 07/15/25                                             441,131    202,805   253,640         456,445
GNMA #412334, 7.00%, 10/15/27                                             200,000    201,062         0         201,062
                                                                                  -------------------------------------
                                                                                   1,058,442 1,499,710       2,558,152
                                                                                  -------------------------------------
Total Mortgage-Backed Securities (Cost $4,946,054)                                 2,192,716 2,779,502       4,972,218

CASH EQUIVALENTS (4.79%)
COMMERCIAL PAPER (4.78%)
Emerson Electric Commercial Paper, 11/03/97                               100,000     99,969         0          99,969
Merrill Lynch Commercial Paper, 11/03/97                                  554,000    328,896   225,000         553,896
                                                                                  -------------------------------------
                                                                                     428,865   225,000         653,865
MONEY MARKET MUTUAL FUNDS (0.01%)
Norwest Cash Investment Fund                                                1,014        688       326           1,014
                                                                                  -------------------------------------
Total Cash Equivalents (Cost $654,879)                                               429,553   225,326         654,879

                                                                                  -------------------------------------
TOTAL INVESTMENTS IN SECURITIES (121.48%) (Cost $16,311,772)                       6,673,102 9,945,438      16,618,540

Other Assets and Liabilities, Net (-21.48%)                                        (298,681)    70,567       (228,114)

                                                                                  =====================================
NET ASSETS 100.00%                                                                 6,374,421 10,016,005     16,390,426
                                                                                  =====================================

VINTAGE BALANCED FUND
PRO FORMA COMBINING SCHEDULE OF INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 1997

                                                                           PRO FORMA
                                                                            COMBINED    CVF TOTAL      AMCORE
                                                                        # OF SHARES/       RETURN    BALANCED     PRO FORMA
DESCRIPTION                                                                PAR VALUE         FUND        FUND      COMBINED
COMMON STOCK (64.69%)
AEROSPACE/DEFENSE (0.62%)
Sundstrand Corp.                                                               8,500            0     489,813       489,813

AUTOMOTIVE PARTS & EQUIPMENT (0.70%)
Lear Corp.                                                                     7,500            0     369,375       369,375

UTILITIES (0.46%)
Ameritech Corp.                                                                1,800      119,700           0       119,700
Bell Atlantic Corp.                                                            1,536      123,552           0       123,552
                                                                                     ---------------------------------------
                                                                                          243,252           0       243,252
FINANCIAL (8.33%)
Aegon N.V.                                                                     1,346      107,259           0       107,259
Ambac, Inc.                                                                    4,600      187,163           0       187,163
American International Group                                                     600       61,913           0        61,913
BankAmerica Corp.                                                              6,000            0     439,875       439,875
Banc One Corp.                                                                 1,740       97,114           0        97,114
Chubb Corp.                                                                    2,900      206,081           0       206,081
Fannie Mae                                                                    10,000            0     470,000       470,000
First Data Corp.                                                              11,000            0     413,187       413,187
First Union Corp.                                                             13,000            0     650,812       650,812
Freddie Mac                                                                    2,400       84,600           0        84,600
Green Tree Financial Corp.                                                     9,500            0     446,500       446,500
Key Corporation                                                                3,000      190,875           0       190,875
Nations Bank Corp.                                                             7,400       86,625     371,250       457,875
Providian Financial Corp.                                                      3,100      123,031           0       123,031
Travelers Group, Inc.                                                          7,000            0     477,750       477,750
                                                                                     ---------------------------------------
                                                                                        1,144,661   3,269,374     4,414,035
INSURANCE (3.20%)
Allstate Corp.                                                                 5,500            0     442,063       442,063
American International Group, Inc.                                             3,675            0     379,214       379,214
MGIC Investment Corp.                                                          7,000            0     401,187       401,187
SunAmerica, Inc.                                                              12,000            0     470,250       470,250
                                                                                     ---------------------------------------
                                                                                                0   1,692,714     1,692,714
CONSUMER STAPLES (11.20%)
Abbott Laboratories                                                            3,600      230,174           0       230,174
Albertson's, Inc.                                                              5,300      184,838           0       184,838
American Home Products                                                         1,200       87,600           0        87,600
Anheuser-Busch                                                                 1,500       67,688           0        67,688
Baxter International, Inc.                                                     5,000            0     261,250       261,250
Becton Dickinson & Co.                                                         1,200       57,450           0        57,450
Bristol-Meyers Squibb Co.                                                      6,400      115,850     413,750       529,600
Colgate-Palmolive Co.                                                          5,000            0     348,438       348,438
ConAgra, Inc.                                                                  1,200       79,200           0        79,200
CUC International, Inc.                                                       13,500            0     418,500       418,500
Gillette Co.                                                                   6,500       69,050     491,981       561,031
Health Care & Retirement Corp.                                                 3,000            0     111,563       111,563
Johnson & Johnson                                                              1,400       80,675           0        80,675
Lincoln Holdings, Inc.                                                         5,500            0     277,406       277,406
MedPartners, Inc.                                                             13,500            0     289,406       289,406
Merck & Co., Inc.                                                                900       89,944           0        89,944
Newell Company                                                                18,400      236,000     500,000       736,000
Pepsico, Inc.                                                                 13,300       52,731     486,750       539,481
Proctor & Gamble Co.                                                           6,000       55,250     359,125       414,375
Sara Lee Corp.                                                                 2,600      133,900           0       133,900
Schering-Plough Corp.                                                          1,200       61,800           0        61,800
Shared Medical Systems, Corp.                                                  3,200            0     169,200       169,200


                                       11

United Healthcare Corp.                                                        4,000            0     200,000       200,000
                                                                                     ---------------------------------------
                                                                                        1,602,150   4,327,369     5,929,519
CONSUMER SERVICES (0.67%)
Walt Disney Co.                                                                3,800       64,500     241,875       306,375
McDonald's Corp.                                                               1,000       47,625           0        47,625
                                                                                     ---------------------------------------
                                                                                          112,125     241,875       354,000
CONSUMER CYCLICAL (1.94%)
Brunswick Corp.                                                                1,500       52,874           0        52,874
Corning, Inc.                                                                  8,400       66,150     330,750       396,900
Genuine Parts Co.                                                              6,300      194,119           0       194,119
Goodyear Tire & Rubber Co.                                                     3,100      213,125           0       213,125
Home Depot, Inc.                                                               1,500       78,188           0        78,188
Sears, Roebuck & Co.                                                           1,600       91,100           0        91,100
                                                                                     ---------------------------------------
                                                                                          695,556     330,750     1,026,306
TECHNOLOGY (9.73%)
Adaptec, Inc.                                                                  7,900       42,074     327,250       369,324
Ascend Communications, Inc.                                                      750       24,281           0        24,281
Avnet, Inc.                                                                    3,000            0     190,688       190,688
Compaq Computer Corp.                                                         13,000            0     971,750       971,750
Computer Associates International, Inc.                                        8,500            0     610,406       610,406
Cisco Systems, Inc.                                                            6,500            0     474,906       474,906
Hewlett-Packard Co.                                                            6,000            0     417,375       417,375
Honeywell, Inc.                                                                1,200       80,625           0        80,625
Intel Corp.                                                                    8,400      110,775     664,650       775,425
Microsoft Corp.                                                                3,200       79,388     344,013       423,401
Minnesota Mining & Manufacturing. Co.                                            750       69,375           0        69,375
Motorola, Inc.                                                                   700       50,313           0        50,313
Oracle Corporation                                                             6,150       60,122     163,969       224,091
Parametric Technology Corp.                                                    7,500       44,125     286,812       330,937
Pitney Bowes, Inc.                                                             1,100       91,506           0        91,506
TRW, Inc.                                                                        900       49,388           0        49,388
                                                                                     ---------------------------------------
                                                                                          701,972   4,451,819     5,153,791
CAPITAL GOODS (5.47%)
Diebold Inc.                                                                   8,500            0     402,688       402,688
Elan Corp. PLC                                                                 5,500            0     275,344       275,344
Emerson Electric Co.                                                           8,600       92,200     403,375       495,575
General Electric Co.                                                           8,400      163,350     408,375       571,725
Grainger (W.W.), Inc.                                                          1,000       89,000           0        89,000
Illinois Tool Works                                                            1,700       85,000           0        85,000
Medtronic, Inc.                                                               12,000            0     564,000       564,000
United Technologies Corp.                                                      5,100       89,100     324,000       413,100
                                                                                     ---------------------------------------
                                                                                          518,650   2,377,782     2,896,432
ENERGY (0.58%)
Atlantic Richfield Co.                                                           700       59,806           0        59,806
Chevron Corp.                                                                    700       58,231           0        58,231
Exxon Corp.                                                                    1,900      121,719           0       121,719
Schlumberger, Ltd.                                                               800       67,350           0        67,350
                                                                                     ---------------------------------------
                                                                                          307,106           0       307,106
BASIC INDUSTRIES (5.33%)
Air Products & Chemicals                                                       5,500            0     456,156       456,156
Allied-Signal, Inc.                                                           13,600       93,500     484,500       578,000
Avery Dennison Corp.                                                           8,800      112,000     240,000       352,000
Dupont (EI) De Nemours                                                           800       49,250           0        49,250
Hercules Inc.                                                                  5,700            0     283,575       283,575
Kimberly-Clark Corp.                                                          10,300      112,555     391,500       504,055
Monsanto Co.                                                                  10,500            0     409,500       409,500
Sherwin Williams Co.                                                           3,800      111,863           0       111,863
Sigma-Aldrich                                                                  2,400       79,050           0        79,050
                                                                                     ---------------------------------------
                                                                                          558,218   2,265,231     2,823,449
PRINTING & PUBLISHING (1.22%)
Gannett, Inc.                                                                  4,000            0     431,750       431,750
Tribune Co.                                                                    4,000            0     213,250       213,250
                                                                                     ---------------------------------------
                                                                                                0     645,000       645,000

                                       12


OIL & GAS EXPLORATION, PRODUCTION & SERVICES (3.32%)
Ensco International                                                           10,000            0     394,375       394,375
Mobil Corp.                                                                    5,000            0     370,000       370,000
Schlumberger Ltd.                                                              7,000            0     589,313       589,313
Tidewater, Inc.                                                               55,000            0     325,875       325,875
Unocal Corp.                                                                   1,800            0      77,850        77,850
                                                                                     ---------------------------------------
                                                                                                0   1,757,413     1,757,413
PHARMACEUTICALS (3.86%)
Agouron Pharmaceuticals, Inc.                                                  5,000            0     240,625       240,625
Amgen, Inc.                                                                    3,500            0     167,781       167,781
Lilly (Eli) & Co.                                                              3,500            0     421,531       421,531
Pfizer, Inc.                                                                   9,000            0     540,563       540,563
Warner Lambert Co.                                                             5,000            0     674,688       674,688
                                                                                     ---------------------------------------
                                                                                                0   2,045,188     2,045,188
RETAIL STORES/CATALOG (0.39%)
Viking Office Products, Inc.                                                   9,500            0     206,625       206,625

RETAIL--GENERAL MERCHANDISE (1.81%)
Federated Department Stores, Inc.                                              9,000            0     388,125       388,125
Kohl's Corp.                                                                   8,000            0     568,000       568,000
                                                                                     ---------------------------------------
                                                                                                0     956,125       956,125
RETAIL SPECIALTY STORES (1.44%)
Lowe's Cos., Inc.                                                              9,000            0     349,875       349,875
Walgreen Co.                                                                  16,200            0     415,125       415,125
                                                                                     ---------------------------------------
                                                                                                0     765,000       765,000
TELECOMMUNICATIONS (2.07%)
AirTouch Communications, Inc.                                                  9,500            0     336,656       336,656
Ameritech Corp.                                                                3,500            0     232,750       232,750
GTE Corp.                                                                      7,500            0     340,312       340,312
SBC Communications, Inc.                                                       3,000            0     184,125       184,125
                                                                                     ---------------------------------------
                                                                                                0   1,093,843     1,093,843
TELECOMMUNICATIONS--SERVICES & EQUIPMENT (1.08%)
Lucent Technologies                                                            7,000            0     569,625       569,625

WATER TREATMENT SYSTEMS  (0.24%)
US Filter Corp.                                                                3,000            0     129,187       129,187

WHOLESALE DISTRIBUTION-- PHARMACEUTICALS (0.74%)
Cardinal Health, Inc.                                                          5,500            0     390,500       390,500

                                                                                     ---------------------------------------
Total Common Stocks (Cost $33,362,733)                                                  5,883,690  28,374,608    34,258,298

U.S. GOVERNMENT SECURITIES (24.80%)
GOVERNMENT AGENCIES (3.78%)
Federal Home Loan Bank, 5.44%, 10/01/97                                    2,000,000            0   2,000,000     2,000,000

U.S. TREASURY BONDS (0.25%)
U.S. T-Bond, 8.88%, 02/15/19                                                 105,000      133,795           0       133,795

U.S. TREASURY NOTES (20.77%)
U.S. T-Note, 6.00%, 11/30/97                                                 500,000            0     500,470       500,470
U.S. T-Note, 6.00%, 05/31/98                                               1,500,000            0   1,504,215     1,504,215
U.S. T-Note, 6.38%, 07/15/99                                               1,000,000            0   1,009,370     1,009,370
U.S. T-Note, 6.38%, 01/15/00                                               1,000,000            0   1,011,250     1,011,250
U.S. T-Note, 6.25%, 05/31/00                                               1,000,000            0   1,009,060     1,009,060
U.S. T-Note, 6.63%, 04/30/02                                               1,500,000            0   1,535,865     1,535,865
U.S. T-Note, 6.25%, 02/15/03                                               1,500,000            0   1,514,295     1,514,295
U.S. T-Note, 5.88%, 11/15/05                                               1,750,000            0   1,717,730     1,717,730
U.S. T-Note, 5.63%, 02/15/06                                                 500,000            0     482,185       482,185
U.S. T-Note, 6.63%, 05/15/07                                                 500,000            0     516,405       516,405
U.S. T-Note, 5.625%, 11/30/98                                                200,000      199,790           0       199,790
                                                                                     ---------------------------------------
                                                                                          199,790  10,800,845    11,000,635
                                                                                     ---------------------------------------
Total Government Securities (Cost $13,113,789)                                            333,585  12,800,845    13,134,430



                                       13

CORPORATE BONDS (6.05%)
AT&T Corp., 7.00%, 5/15/05                                                   250,000            0     257,163       257,163
Bear Asset Trust Securities. 6.69%, 6/15/03                                1,000,000            0   1,002,812     1,002,812
Cummins Engine, 6.75%, 2/15/27                                               500,000            0     505,365       505,365
GMAC, 6.50%, 12/5/05                                                         250,000            0     246,148       246,148
Hubco, Inc., 7.75% 01/15/04                                                  210,000      215,513           0       215,513
Hydro-Quebec, 8.25%, 01/15/27                                                250,000      278,750           0       278,750
Lehman Brothers, 8.05%, 01/15/19                                             250,000      266,400           0       266,400
Manitoba, 7.75%, 07/17/16                                                    242,000      261,360           0       261,360
Nova Scotia, 8.25%, 11/15/19                                                 150,000      171,750           0       171,750
                                                                                     ---------------------------------------
Total Corporate Bonds (Cost $3,158,876)                                                 1,193,773   2,011,488     3,205,261

TAXABLE MUNICIPAL BONDS (2.37%)
Berry Creek Met Dist, CO, 6.85%, 12/01/02                                    205,000      203,719           0       203,719
Fulton, MO Import Taxable, 7.60%, 07/01/11                                   195,000      204,506           0       204,506
New Orleans, LA Hsg. Dev., 8.00%, 12/01/03                                   200,000      204,500           0       204,500
Northwest Nazarene College, ID, 6.75%, 11/01/99                              155,000      156,356           0       156,356
Oregon Department of Transportation, 9.00%, 06/15/00                         177,723      122,449           0       122,449
Portland, OR Multifamily Housing, 7.63%, 12/01/01                            250,000      247,813           0       247,813
Texas St. G.O. Taxable, 8.70%, 12/01/09                                      100,000      113,500           0       113,500
                                                                                     ---------------------------------------
Total Municipal Bonds (Cost $1,210,846)                                                 1,252,843           0     1,252,843

MORTGAGE-BACKED SECURITIES (3.27%)
Collateralized Mortgage Obligations (1.79%)
Chase Mtge. Finance Corp., 5.75%, 04/25/09                                   114,050      112,830           0       112,830
Collateralized Mtge. SEC Corp., 7.00%, 09/20/21                              175,000      171,859           0       171,859
FHLMC 91 Series 188 Class F, 7.50%, 05/15/20                                  28,812       28,781           0        28,781
FNMA Series 1991-8 E, 7.50%, 06/25/17                                         15,425       15,373           0        15,373
Green Tree Acceptance 1987B Class A, 9.55%, 05/15/07                         117,233      118,772           0       118,772
Housing Securities, Inc. 1992-F F11, Zero Coupon, 9.06%, 11/25/07            141,827      105,966           0       105,966
Housing Securities, Inc. 1993-E E-14, Zero Coupon, 10.33%, 09/25/08          186,859      137,582           0       137,582
Residential Funding Mtg. Sec I, Series 1993-S7, Class A6, 7.15%,              73,563       73,840           0        73,840
02/25/08
Resolution Trust Corp. Series 1992-17 Class A1, Variable Rate,                25,780       25,824           0        25,824
8.87%,12/25/20
Salomon Mortgage Sec. VII, Zero Coupon, 10.61%, 02/25/25                     227,064      156,922           0       156,922
                                                                                     ---------------------------------------
                                                                                          947,749           0       947,749
FHLMC Mortgage-Backed Pools (0.07%)
FHLMC #A00851, 8.50%, 12/01/19                                                37,390       38,910           0        38,910

GNMA Mortgage-Backed Pools (1.41%)
GNMA #305975, 9.00%, 07/15/21                                                130,021      137,916           0       137,916
GNMA #318184, 8.50%, 11/15/21                                                 56,448       58,839           0        58,839
GNMA #359600, 7.50%, 07/15/23                                                 85,475       86,864           0        86,864
GNMA #376218, 7.50%, 08/15/25                                                237,225      241,191           0       241,191
GNMA #385300, 8.00%, 10/15/24                                                118,471      122,385           0       122,385
GNMA #410049, 8.00%, 07/15/25                                                 96,934      100,142           0       100,142
                                                                                     ---------------------------------------
                                                                                          747,337           0       747,337
                                                                                     ---------------------------------------
Total Mortgage-Backed Securities (Cost $1,701,778)                                      1,733,996           0     1,733,996

CASH EQUIVALENTS (4.82%)
REPURCHASE AGREEMENTS (1.46%)
J.P. Morgan, 5.95%, 10/01/97                                                 206,738      206,738           0       206,738
SBC Warburg, 6.15%, 10/01/97                                                 566,500      566,500           0       566,500
                                                                                     ---------------------------------------
                                                                                          773,238           0       773,238
MONEY MARKET MUTUAL FUNDS (3.36%)
Norwest Cash Investment Fund, 5.37%                                           17,485       17,485           0        17,485
AMCORE Vintage U.S. Gov't Obligation Fund                                  1,760,622            0   1,760,622     1,760,622
                                                                                     ---------------------------------------
                                                                                           17,485   1,760,622     1,778,107
                                                                                     ---------------------------------------
Total Cash Equivalents (Cost $2,551,345)                                                  790,723   1,760,622     2,551,345

                                                                                     ---------------------------------------
TOTAL INVESTMENTS IN SECURITIES (106.00%) (Cost $46,668,985)                           11,188,610  44,947,563    56,136,173

Other Assets and Liabilities, Net (-6.00%)                                              (265,902)   (202,000)     (467,903)

                                                                                     =======================================
NET ASSETS 100.00%                                                                     10,922,708  44,745,563    55,668,270
                                                                                     =======================================


                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----

          General Information .....................................        1

          Pro Forma Financial Statements...........................        2

                            CAPITAL VALUE FUND, INC.
                                EQUITY PORTFOLIO
                         PROXY FOR A SPECIAL MEETING OF
                         SHAREHOLDERS, FEBRUARY 13, 1998

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS OF THE FUND

The undersigned hereby appoints David W. Miles and Richard Anderson, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Capital Value Fund, Inc., on February 13, 1998, at 10:00 a.m., Central Standard Time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND FOR PROPOSAL 2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE DIRECTORS RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

NOTE: Please sign exactly as name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such; if a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

CHANGE OF ADDRESS NOTIFICATION. Please use this form to inform us of any change in address or telephone number. Detach this form from the Proxy Ballot and return it with your executed Proxy in the enclosed envelope.

Has your address changed?

         1. Approval of the Agreement and Plan of Reorganization by and between Capital Value Fund, Inc. (the "Fund") and Vintage Funds providing for the transfer of all of the assets of the Fund to Vintage Funds in exchange for shares of Vintage Funds and the assumption by Vintage Funds of all of the liabilities of the Fund, followed by the dissolution and liquidation of the Fund and the distribution of shares of Vintage Funds to the shareholders of the Fund.

                       FOR              AGAINST           ABSTAIN
                      [   ]             [    ]            [    ]

         2. Approval of the New Sub-Advisory Agreement between the Fund and Investors Management Group, Ltd. ("IMG") following a change of ownership of IMG.

                       FOR              AGAINST           ABSTAIN
                      [   ]             [    ]            [    ]

          Please be sure to sign and date this Proxy:


          ------------------------------------
          Shareholder sign here


          ----------------------------------
          Co-owner sign here


          Dated: ____________________, 1998.

                            CAPITAL VALUE FUND, INC.
                             TOTAL RETURN PORTFOLIO
                         PROXY FOR A SPECIAL MEETING OF
                         SHAREHOLDERS, FEBRUARY 13, 1998

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS OF THE FUND

The undersigned hereby appoints David W. Miles and Richard Anderson, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Capital Value Fund, Inc., on February 13, 1998, at 10:00 a.m., Central Standard Time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND FOR PROPOSAL 2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE DIRECTORS RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

NOTE: Please sign exactly as name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such; if a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

CHANGE OF ADDRESS NOTIFICATION. Please use this form to inform us of any change in address or telephone number. Detach this form from the Proxy Ballot and return it with your executed Proxy in the enclosed envelope.

Has your address changed?

         1. Approval of the Agreement and Plan of Reorganization by and between Capital Value Fund, Inc. (the "Fund") and Vintage Funds providing for the transfer of all of the assets of the Fund to Vintage Funds in exchange for shares of Vintage Funds and the assumption by Vintage Funds of all of the liabilities of the Fund, followed by the dissolution and liquidation of the Fund and the distribution of shares of Vintage Funds to the shareholders of the Fund.

                       FOR              AGAINST           ABSTAIN
                      [   ]             [    ]            [    ]

         2. Approval of the New Sub-Advisory Agreement between the Fund and Investors Management Group, Ltd. ("IMG") following a change of ownership of IMG.

                       FOR              AGAINST           ABSTAIN
                      [   ]             [    ]            [    ]

          Please be sure to sign and date this Proxy:


          ------------------------------------
          Shareholder sign here


          ----------------------------------
          Co-owner sign here


          Dated: ____________________, 1998.

                            CAPITAL VALUE FUND, INC.
                             FIXED INCOME PORTFOLIO
                         PROXY FOR A SPECIAL MEETING OF
                         SHAREHOLDERS, FEBRUARY 13, 1998

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS OF THE FUND

The undersigned hereby appoints David W. Miles and Richard Anderson, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Capital Value Fund, Inc., on February 13, 1998, at 10:00 a.m., Central Standard Time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND FOR PROPOSAL 2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE DIRECTORS RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

NOTE: Please sign exactly as name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such; if a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

CHANGE OF ADDRESS NOTIFICATION. Please use this form to inform us of any change in address or telephone number. Detach this form from the Proxy Ballot and return it with your executed Proxy in the enclosed envelope.

Has your address changed?

         1. Approval of the Agreement and Plan of Reorganization by and between Capital Value Fund, Inc. (the "Fund") and Vintage Funds providing for the transfer of all of the assets of the Fund to Vintage Funds in exchange for shares of Vintage Funds and the assumption by Vintage Funds of all of the liabilities of the Fund, followed by the dissolution and liquidation of the Fund and the distribution of shares of Vintage Funds to the shareholders of the Fund.

                       FOR              AGAINST           ABSTAIN
                      [   ]             [    ]            [    ]

         2. Approval of the New Sub-Advisory Agreement between the Fund and Investors Management Group, Ltd. ("IMG") following a change of ownership of IMG.

                       FOR              AGAINST           ABSTAIN
                      [   ]             [    ]            [    ]

          Please be sure to sign and date this Proxy:


          ------------------------------------
          Shareholder sign here


          ----------------------------------
          Co-owner sign here


          Dated: ____________________, 1998.